SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
           OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)


Filed by the registrant                           [X]
Filed by a party other than the registrant        [ ]

Check the appropriate box:

[X]  Preliminary  proxy  statement
[ ]  Definitive  proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                          JOHN HANCOCK STRATEGIC SERIES
                (Name of Registrant as Specified in Its Charter)

                          JOHN HANCOCK STRETEGIC SERIES
                   (Name of Person(s) Filing Proxy Statement)


Payment of filing fee (check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii),  14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) or Schedule 14A (sent by wire transmission).

                      JOHN HANCOCK MANAGED TAX-EXEMPT FUND
               JOHN HANCOCK SOVEREIGN U.S. GOVERNMENT INCOME FUND
             JOHN HANCOCK INDEPENDENCE DIVERSIFIED CORE EQUITY FUND
                           JOHN HANCOCK UTILITIES FUND
                            JOHN HANCOCK GROWTH FUND


Dear Fellow Shareholder:

As an investor in one of the funds noted above, you are cordially invited to a special shareholder meeting on Wednesday, June 26, 1996, to be held at 9:00 A.M. in your Fund's offices at the location shown on the enclosed proxy statement. At this meeting, you will be asked to consider and approve several proposals pertaining to your Fund. These are highlighted below, and are discussed in more detail in your proxy statement.

You will notice that this proxy statement addresses several funds. This is part of our effort to minimize printing and administrative expenses for your Fund -- and, therefore, for you. However, if you invest in more than one John Hancock fund, you may receive other proxy statements. Be sure to review and vote on these as well.

Listed below is a brief explanation of the proposals you will find in the enclosed proxy statement:

o Election of your Fund's Board of Trustees. The Board of Trustees is responsible for protecting your interests as a shareholder of the Fund. You will find a list of nominees and a brief description of their backgrounds in your proxy statement.

o For the Sovereign U.S.  Government Income Fund and the Managed Tax-Exempt Fund
ONLY: A new investment contract to bring the funds' administration into conformity with that of the other John Hancock funds.

o For the Sovereign U.S. Government Income Fund ONLY: increased investment flexibility. These proposals pertain to certain investment restrictions, such as the single-issuer limitation and the restriction on investing in other investment companies. Relaxing these restrictions should, in the opinion of the Fund's Trustees, give the Fund more flexibility to take advantage of potential investment opportunities.

o Other administrative issues, such as the reorganization or restatement of your Fund's underlying trust, which are intended to increase efficiency while reducing printing, registration, accounting, legal and other costs. These changes have no tax consequences to you and will have no effect on the way your Fund's portfolio is invested.

        ALL OF THE PROPOSALS HAVE BEEN REVIEWED AND UNANIMOUSLY APPROVED
             BY YOUR FUND'S BOARD OF TRUSTEES, WHO BELIEVE THAT THE
                CHANGES WILL BE BENEFICIAL TO YOU AND YOUR FUND.

YOUR VOTE IS IMPORTANT!

No matter how large or small your investment may be, your vote makes a difference. We urge you to review the enclosed proxy statement carefully, and to vote by completing, signing and returning the enclosed proxy ballot form(s) to us immediately. Your prompt response will help avoid the cost of additional mailings. For your convenience, we have enclosed a postage-paid envelope.

If you have any questions, please call your John Hancock Funds Customer Service Representative at 1-800-225-5291, Monday through Friday between 8:00 A.M. and 8:00 P.M. Eastern time.

                                                 Sincerely,

                                                 /s/ Edward J. Boudreau, Jr.

                                                 Edward J. Boudreau, Jr.
                                                 Chairman and CEO

                                                                   Draft 4/10/96

                                    PROXY #2

                      JOHN HANCOCK MANAGED TAX-EXEMPT FUND
               JOHN HANCOCK SOVEREIGN U.S. GOVERNMENT INCOME FUND
                  (EACH A SERIES OF FREEDOM INVESTMENT TRUST)

             JOHN HANCOCK INDEPENDENCE DIVERSIFIED CORE EQUITY FUND
                          JOHN HANCOCK UTILITIES FUND
                (EACH A SERIES OF JOHN HANCOCK STRATEGIC SERIES)

                            JOHN HANCOCK GROWTH FUND
                   (A SERIES OF JOHN HANCOCK CAPITAL SERIES)

                          (COLLECTIVELY, THE "FUNDS")


                             101 HUNTINGTON AVENUE
                          BOSTON, MASSACHUSETTS 02199

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 26, 1996

      A Special Meeting of Shareholders of each Fund will be held at the Funds' offices located on the 2nd floor at 101 Huntington Avenue, Boston, Massachusetts 02199, at 9:00 a.m., Eastern time, on Wednesday, June 26, 1996. The telephone number of each Fund is 1-800-225-5291. The Special Meetings of the Funds are expected to be held concurrently and are referred to collectively as the "Meeting." The purpose of the Meeting is to consider and act upon the following proposals:

(1) To elect sixteen Trustees to hold office until their respective successors have been duly elected and qualified. FOR (I) JOHN HANCOCK MANAGED TAX-EXEMPT FUND (THE "TAX- EXEMPT FUND") AND JOHN HANCOCK SOVEREIGN U.S. GOVERNMENT INCOME FUND (THE "U.S. GOVERNMENT FUND") VOTING TOGETHER WITH THE OTHER SERIES OF FREEDOM INVESTMENT TRUST, (II) JOHN HANCOCK INDEPENDENCE DIVERSIFIED CORE EQUITY FUND (THE "CORE EQUITY FUND") AND JOHN HANCOCK UTILITIES FUND (THE "UTILITIES FUND") VOTING TOGETHER WITH THE OTHER SERIES OF JOHN HANCOCK STRATEGIC SERIES AND (III) JOHN HANCOCK GROWTH FUND (THE "GROWTH FUND") VOTING TOGETHER WITH THE OTHER SERIES OF JOHN HANCOCK CAPITAL SERIES.

(2) To approve an Amended and Restated Declaration of Trust for Freedom Investment Trust. FOR TAX-EXEMPT FUND AND U.S. GOVERNMENT FUND VOTING TOGETHER WITH THE OTHER SERIES OF FREEDOM INVESTMENT TRUST.

(3) To approve an Agreement and Plan of Reorganization for each Fund which will reorganize each Fund as a series of a different trust as follows:

           (a) the Tax-Exempt Fund will become a series fund of John Hancock Tax-Exempt Series Fund. FOR TAX-EXEMPT FUND VOTING SEPARATELY.

           (b) the U.S. Government Fund will become a series fund of John Hancock Strategic Series. FOR U.S. GOVERNMENT FUND VOTING SEPARATELY.

           (c) the Core Equity Fund will become a series fund of John Hancock Capital Series. FOR CORE EQUITY FUND VOTING SEPARATELY.

           (d) the Utilities Fund will become a series fund of John Hancock Capital Series. FOR UTILITIES FUND VOTING SEPARATELY.

           (e) the Growth Fund will become a series fund of Freedom Investment Trust II. FOR GROWTH FUND VOTING SEPARATELY.

(4) To approve a new investment management contract between John Hancock Advisers, Inc. and

           (a) Tax-Exempt Fund. FOR TAX-EXEMPT FUND VOTING SEPARATELY.

           (b) U.S. Government Fund. FOR U.S. GOVERNMENT FUND VOTING SEPARATELY.

(5) To eliminate the U.S. Government Fund's fundamental investment restriction on investing in a single class of securities of an issuer. FOR U.S. GOVERNMENT FUND VOTING SEPARATELY.

(6) To redesignate as nonfundamental the U.S. Government Fund's fundamental investment restriction on investing in other investment companies. FOR U.S. GOVERNMENT FUND VOTING SEPARATELY.

(7) To transact other business that may properly come before the Meeting or any adjournment of the Meeting.

      YOUR BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS RELATING TO YOUR FUND.

      Shareholders of record of each Fund as of the close of business on May 1, 1996 are entitled to notice of and to vote at the Meeting or any adjournment of the Meeting. The proxy statement and proxy card are being mailed to shareholders on or about May 17, 1996.

                                                  THOMAS H. DROHAN
                                                  Senior Vice President and
                                                  Secretary

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY CARD. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

Boston, Massachusetts
May 17, 1996

                      JOHN HANCOCK MANAGED TAX-EXEMPT FUND
               JOHN HANCOCK SOVEREIGN U.S. GOVERNMENT INCOME FUND
                  (EACH A SERIES OF FREEDOM INVESTMENT TRUST)

             JOHN HANCOCK INDEPENDENCE DIVERSIFIED CORE EQUITY FUND
                          JOHN HANCOCK UTILITIES FUND
                (EACH A SERIES OF JOHN HANCOCK STRATEGIC SERIES)

                            JOHN HANCOCK GROWTH FUND
                   (A SERIES OF JOHN HANCOCK CAPITAL SERIES)

                          (COLLECTIVELY, THE "FUNDS")


                             101 HUNTINGTON AVENUE
                          BOSTON, MASSACHUSETTS 02199

                             ----------------------

                                PROXY STATEMENT

                                    GENERAL

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Trustees") of each of the investment companies (the "Trusts") on behalf of themselves or their respective series funds (the "Funds") set forth below.

The Trusts                            The Funds
- ----------                            ---------
Freedom Investment Trust (the         John Hancock Managed Tax-Exempt Fund (the "Tax-
"Freedom Trust")                      Exempt Fund")

                                      John Hancock Sovereign U.S. Government Income
                                      Fund (the "U.S. Government Fund")

John Hancock Strategic Series (the    John Hancock Independence Diversified Core Equity
"Strategic Series Trust")             Fund (the "Core Equity Fund")

                                      John Hancock Utilities Fund (the "Utilities Fund")

John Hancock Capital Series (the      John Hancock Growth Fund (the "Growth Fund")
"Capital Series Trust")

         For purposes of this Proxy Statement, the term "Funds" shall also include the Trusts where appropriate.

         The proxies will be used at the special meeting of each Fund's shareholders to be held concurrently (collectively, the "Meeting") at the Funds' offices located on the 2nd floor at 101 Huntington Avenue, Boston, Massachusetts 02199, at 9:00 a.m., Eastern Time, on Wednesday, June 26, 1996.

         Proxies will be solicited by mail and may also be solicited in person or by telephone by officers, directors and/or registered representatives of the Funds' principal distributor, John Hancock Funds, Inc. ("John Hancock Funds"), and by employees, officers and/or directors of John Hancock Advisers, Inc. (the "Adviser"). In addition, the Funds' transfer agent, John Hancock Investor Services Corporation ("Investor Services") will solicit proxies in person and/or by telephone at a cost to each Fund of between $3,000 and $5,000. Investor Services plans to engage an independent proxy solicitation firm, _______________ to assist it in soliciting proxies at an additional cost to each fund of approximately $_______________.

         The cost of preparing and mailing this Proxy Statement and the accompanying Notice and proxy card will be borne by each Fund. The mailing address of each Fund, the Adviser, John Hancock Funds and Investor Services is 101 Huntington Avenue, Boston, Massachusetts 02199. This Proxy Statement and the proxy card are being mailed to shareholders of each Fund on or about May 17, 1996.

         Each Fund will furnish without charge a copy of its Annual Report and most recent Semi-Annual Report succeeding the Annual Report, if any, to any shareholder upon request. Shareholders desiring to obtain a copy of their Fund's report(s) should direct all written requests to the attention of their Fund, 101 Huntington Avenue, Boston, Massachusetts 02199 or should call John Hancock Funds at 1-800-225-5291.

                   OUTSTANDING SHARES AND VOTING REQUIREMENTS

         The Trustees have fixed the close of business on May 1, 1996, as the record date (the "Record Date") for determining the shareholders of each Fund entitled to notice of and to vote at the Meeting. Shareholders of record of each Fund on the Record Date are entitled to one vote per share at the Meeting or any adjournment of the Meeting relating to their Fund.

         As of April 22, 1996, each Fund had the following number of shares of beneficial interest of each class outstanding:

                                        Class A Shares            Class B Shares
      Funds                               Outstanding               Outstanding
      -----                             --------------            --------------
Tax-Exempt Fund
U.S. Government Fund
Core Equity Fund
Utilities Fund
Growth Fund

         As of April 22, 1996, the following persons or entities owned beneficially or of record more than 5% of the outstanding Class A and Class B shares of each Fund:

                                      Owners of more             Owners of more
                                        than 5% of                 than 5% of
     Funds                            Class A Shares             Class B Shares
     -----                            --------------             --------------
Tax-Exempt Fund
U.S. Government Fund
Core Equity Fund
Utilities Fund
Growth Fund

[JH: PLEASE PROVIDE NAMES, ADDRESSES, % OF OWNERSHIP FOR ABOVE]

                         SUMMARY OF VOTING ON PROPOSALS

         Although each Fund is participating separately in the Meeting, proxies are being solicited through the use of this combined proxy statement. Shareholders of Funds that are series of the same Trust will vote separately as to those Proposals affecting only their Fund or affecting a Fund differently than other Funds. Each class of shares of each Fund will vote together with the other class(es) of shares of that Fund. Voting by shareholders of one Fund or class will not affect voting by any other Fund or class.

Proposal            Fund Entitled to Vote
- --------            ---------------------
  (1)               (i) Tax-Exempt Fund and U.S. Government Fund will vote
                    together with the other series of Freedom Trust, (ii) Core
                    Equity Fund and Utility Fund will vote together with the
                    other series of Strategic Series Trust, and (iii) Growth
                    Fund will vote together with the other series of Capital
                    Series Trust.

  (2) Tax-Exempt Fund and U.S. Government Fund will vote together with the other series of Freedom Trust.

  (3)(a)            Tax-Exempt Fund will vote separately.

       (b)          U.S. Government Fund will vote separately.

       (c)          Core Equity Fund will vote separately.

       (d)          Utilities Fund will vote separately.

       (e)          Growth Fund will vote separately.

  (4)(a)            Tax-Exempt Fund will vote separately.

       (b)          U.S. Government Fund will vote separately.

  (5)               U.S. Government Fund will vote separately.

  (6)               U.S. Government Fund will vote separately.

                                   PROPOSAL 1

                              ELECTION OF TRUSTEES

       (FOR SHAREHOLDERS OF (I) TAX-EXEMPT FUND AND U.S. GOVERNMENT FUND
         VOTING TOGETHER, (II) CORE EQUITY FUND AND UTILITY FUND VOTING
           TOGETHER AND (III) GROWTH FUND VOTING SEPARATELY, IN EACH
            CASE WITH THE SHAREHOLDERS OF THE OTHER FUNDS WHICH ARE
                           SERIES OF THE SAME TRUSTS)

         The Core Equity Fund, Utilities Fund and Growth Fund (the "Panel A Funds") are currently governed by a Board of Trustees which will be known as the Panel A Trustees. The Tax-Exempt Fund and U.S. Government Fund (the "Panel C Funds") are currently governed by a different Board of Trustees which will be known as the Panel C Trustees. At a meeting on March 5, 1996, the Panel A Trustees and the Panel C Trustees, including the Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended (the "1940 Act")) of the Funds (the "Independent Trustees"), voted to approve, and voted to recommend to the shareholders of their respective Funds that they approve, a proposal to consolidate the Panel A Trustees and the Panel C Trustees so that each Fund will be governed by the same Board of Trustees. The Panel A Trustees hereby recommend to the shareholders of the Panel A Funds that they re-elect their current Trustees and elect the Panel C Trustees. The Panel C Trustees recommend to the shareholders of the Panel C Funds that they re-elect their current Trustees and elect the Panel A Trustees. If Proposal 1 is approved, each Fund will be governed by the same sixteen Trustees (collectively, the "Nominees").

         Nine of the sixteen Nominees currently serve as Panel A Trustees and eight of the sixteen Nominees currently serve as Panel C Trustees (Mr. Boudreau serves on both Panels). Information concerning the Nominees and other relevant factors is discussed below.

         Using the enclosed form of proxy, a shareholder may authorize the proxies to vote his or her shares for the Nominees or may withhold from the proxies authority to vote his or her shares for one or more of the Nominees. If no contrary instructions are given, the proxies will vote FOR the Nominees. Each of the Nominees has consented to his or her nomination and has agreed to serve if elected. If, for any reason, any Nominee should not be available for election or able to serve as a Trustee, the proxies will exercise their voting power in favor of such substitute Nominee, if any, as the Trustees may designate. None of the Funds has any reason to believe that it will be necessary to designate a substitute Nominee.

INFORMATION CONCERNING NOMINEES

         The following table sets forth each Nominee's principal occupation or employment during the past five years. The table also sets forth the Panel on which each Nominee currently serves, if applicable, and the date he or she first became a Trustee of each Fund.

Name, Age and                        Principal Occupation
Position With                           or Employment                    First Became
  Each Fund                         During Last Five Years                 A Trustee
- -------------                       ----------------------               ------------
Edward J. Boudreau, Jr.*        Chairman and Chief Executive       Tax-Exempt Fund: 1992
(age 51)                        Officer of the Adviser and The     U.S. Government Fund: 1992

Chairman and Chief Executive    Berkeley Financial Group ("The         Core Equity Fund: 1988
Officer, Panel A and C Funds;   Berkeley Group"); Chairman, John       Utilities Fund: 1988
Nominee                         Hancock Advisers International Ltd.    Growth Fund: 1988
                                ("Advisers International"), NM
                                Capital Management, Inc. ("NM
                                Capital"), John Hancock Funds,
                                Investor Services, First Signature
                                Bank and Trust Company and Sovereign
                                Asset Management Corporation
                                ("SAMCorp"); Director, John Hancock
                                Capital Corp., John Hancock Freedom
                                Securities Corp. and New
                                England/Canada Business Council;
                                Member, Investment Company Institute
                                Board of Governors; Director, Asia
                                Strategic Growth Fund, Inc.; Trustee,
                                Museum of Science; Vice Chairman and
                                President, the Adviser (until July
                                1992); Chairman, John Hancock
                                Distributors, Inc. (until April
                                1994); Trustee or Director and
                                Chairman of 61 funds managed by the
                                Adviser.

Dennis S. Aronowitz             Professor of Law, Boston University    Core Equity Fund: 1986
(age 64)                        School of Law; Trustee, Brookline      Utilities Fund: 1986
Panel A Trustee; Nominee        Savings Bank; Trustee or Director of   Growth Fund: 1988
                                16 funds managed by the Adviser.

Richard P. Chapman, Jr.         President, Brookline Savings Bank;     Core Equity Fund: 1986
(age 61)                        Director, Federal Home Loan Bank of    Utilities Fund: 1986
Panel A Trustee; Nominee        Boston (lending); Director, Lumber     Growth Fund: 1984
                                Insurance Companies (fire and
                                casualty insurer); Trustee,
                                Northeastern University; Director,
                                Depositors Insurance Fund, Inc.
                                (insurer); Trustee or Director of 16
                                funds managed by the Adviser.

William J. Cosgrove             Vice President, Senior Banker and      Core Equity Fund: 1991
(age 63)                        Senior Credit Officer, Citibank, N.A.  Utilities Fund: 1991
Panel A Trustee; Nominee        (retired September, 1991); Executive   Growth Fund: 1991
                                Vice President, Citadel Group
                                Representative Inc.; EVP

                                Resource Evaluation Inc. (consulting)
                                (until October 1993); Trustee, the
                                Hudson City Savings Bank (until
                                October 1993); Trustee or Director of
                                16 funds managed by the Adviser.

Gail D. Fosler                  Vice President and Chief Economist,    Core Equity Fund: 1994
(age 48)                        The Conference Board (nonprofit        Utilities Fund: 1994
Panel A Trustee; Nominee        economic and business research);       Growth Fund: 1994
                                Trustee or Director of 16 funds
                                managed by the Adviser.

Bayard Henry                    Corporate Advisor; Director,           Core Equity Fund: 1986
(age 64)                        Fiduciary Trust Company (trust         Utilities Fund: 1986
Panel A Trustee; Nominee        company); Director, Groundwater        Growth Fund: 1984
                                Technology, Inc. (remediation);
                                Director, Samuel Cabot, Inc.;
                                Advisor, Kestrel Venture Management;
                                Trustee or Director of 16 funds
                                managed by the Adviser.

Anne C. Hodsdon*                President and Chief Operating          Core Equity Fund:  1996
(age 42)                        Officer, the Adviser and John Hancock  Utilities Fund:  1996
President, Panel A and C        open-end funds; Director, Advisers     Growth Fund:  1996
Funds; Panel A Trustee;         International; Executive Vice
Nominee                         President, the Adviser (until
                                December 1994); Senior Vice
                                President, the Adviser (until
                                December 1993); Vice President, the
                                Adviser (until 1991); Trustee or
                                Director of 56 funds managed by the
                                Adviser.

Richard S. Scipione*            General Counsel, John Hancock Mutual   Core Equity Fund:  1986
(age 58)                        Life Insurance Company; Director, the  Utilities Fund:  1986
Panel A Trustee; Nominee        Adviser, John Hancock Funds, Investor  Growth Fund:  1985
                                Services, John Hancock Distributors,
                                Inc., John Hancock Subsidiaries,
                                Inc., John Hancock Property and
                                Casualty Insurance and its affiliates
                                (until November 1993), SAMCorp and NM
                                Capital; Trustee, The Berkeley Group;
                                Director, JH Networking Insurance
                                Agency, Inc.; Trustee or Director of
                                44 funds managed by the Adviser.

Edward J. Spellman              Partner, KPMG Peat Marwick LLP         Core Equity Fund:  1990
(age 63)                        (retired June, 1990); Trustee or       Utilities Fund:  1990
Panel A Trustee; Nominee        Director of 16 funds managed by the    Growth Fund:  1990
                                Adviser.

Douglas M. Costle               Director, Chairman of the Board and    Tax-Exempt Fund:  1991
(age 56)                        Distinguished Senior Fellow,           U.S.Government Fund:  1991
Panel C Trustee; Nominee        Institute for Sustainable
                                Communities, Montpelier, Vermont
                                (since 1991); Dean, Vermont Law
                                School (until 1991); Director, Air
                                and Water Technologies Corporation
                                (environmental services and
                                equipment), Niagara Mohawk Power
                                Company (electric services) and MITRE
                                Corporation (governmental consulting
                                services); Trustee or Director of 12
                                funds managed by the Adviser.

Leland O. Erdahl                Director of Santa Fe Ingredients       Tax-Exempt Fund: 1985
(age 67)                        Company of California, Inc. and Santa  U.S. Government Fund: 1985
Panel C Trustee; Nominee        Fe Ingredients Company, Inc. (private
                                food processing companies); Director
                                of Uranium Resources, Inc.; President
                                of Stolar, Inc. (from 1987 to 1991)
                                and President of Albuquerque Uranium
                                Corporation (from 1985 to 1992);
                                Director of Freeport-McMoRan Copper &
                                Gold Company, Inc., Hecla Mining
                                Company, Canyon Resources Corporation
                                and Original Sixteen to One Mine,
                                Inc. (from 1984 to 1987 and from 1991
                                to 1995) (management consultant);
                                Trustee or Director of 12 funds
                                managed by the Adviser.

Richard A. Farrell              President of Farrell, Healer & Co.,    Tax-Exempt Fund: 1984
(age 63)                        (venture capital management firm)      U.S. Government Fund: 1984
Panel C Trustee; Nominee        (since 1980); Prior to 1980, headed
                                the venture capital group at Bank of
                                Boston Corporation; Trustee or
                                Director of 12 funds managed by the
                                Adviser.

William F. Glavin               President, Babson College; Vice        Tax-Exempt Fund: 1992
(age 65)                        Chairman, Xerox Corporation (until     U.S. Government Fund: 1992
Panel C Trustee; Nominee        June 1989); Director, Caldor Inc.,

                                Reebok, Ltd. (since 1994), and Inco
                                Ltd; Trustee or Director of 12 funds
                                managed by the Adviser.

Dr. John A. Moore               President and Chief Executive          Tax-Exempt Fund: 1991
(age 57)                        Officer, Institute for Evaluating      U.S. Government Fund: 1991
Panel C Trustee; Nominee        Health Risks (nonprofit institution)
                                (since September 1989); Trustee or
                                Director of 12 funds managed by the
                                Adviser.

Patti McGill Peterson           President, St. Lawrence University;    Tax-Exempt Fund: 1993
(age 52)                        Director, Niagara Mohawk Power         U.S. Government Fund: 1993
Panel C Trustee; Nominee        Corporation and Security Mutual Life;
                                Trustee or Director of 12 funds
                                managed by the Adviser.

John W. Pratt                   Professor of Business Administration   Tax-Exempt Fund: 1985
(age 64)                        at Harvard University Graduate School  U.S. Government Fund: 1985
Panel C Trustee; Nominee        of Business Administration (since
                                1961); Trustee or Director of 12
                                funds managed by the Adviser.

- --------------

* "Interested person," as defined in the 1940 Act of the Funds or the Adviser.

         The number of shares of beneficial interest of each class of the Funds beneficially owned by each of the Nominees, directly or indirectly, as of April 22, 1996, is as follows:

                            (See chart on next page)

                                                  U.S.
                             Tax-Exempt        Government         Growth         Core Equity       Utilities
                                Fund              Fund             Fund              Fund             Fund
                           --------------    --------------   --------------    ---------------   -------------
                           Class    Class    Class    Class   Class    Class    Class     Class   Class   Class
                             A        B        A        B       A        B        A         B       A       B
                           -----    -----    -----    -----   -----    -----    -----     -----   -----   -----
Edward J. Boudreau, Jr.

Dennis S. Aronowitz

Richard P. Chapman, Jr.

William J. Cosgrove

Gail D. Fosler

Bayard Henry

Anne C. Hodsdon

Richard S. Scipione

Edward J. Spellman

Douglas M. Costle

Leland O. Erdahl

Richard A. Farrell

William F. Glavin

Dr. John A. Moore

Patti McGill Peterson

John W. Pratt

         The information as to beneficial ownership set forth in the above chart is based on statements furnished to the Funds by the Nominees. Each has all voting and investment powers with respect to the shares indicated.

         None of the Nominees beneficially owned individually, and the Nominees and executive officers of each Fund as a group did not beneficially own, in excess of one percent of the outstanding shares of any of the Funds on the as of April 22, 1996.

         The Board of Trustees of each Fund held four meetings during the last completed fiscal year of each Fund. With respect to each Fund, no Trustee with the exception of Mr. Scipione attended fewer than 75% of the aggregate of (1) the total number of meetings of the Trustees of each Fund; and (2) the total number of meetings held by all committees of the Trustees on which he or she served.

         Each Fund has an Audit Committee of the Trustees. The Committee members for the Panel A Funds are: Messrs. Aronowitz, Chapman, Cosgrove, Henry and Spellman and Ms. Fosler. The Committee members for the Panel C Funds are:
Messrs. Costle, Erdahl, Farrell, Glavin, Moore and Pratt and Ms. Peterson. Each of the members of each Audit Committee is an Independent Trustee. The Audit Committee of each Fund held two meetings during the last completed fiscal year of each Fund.

         The functions performed by each Audit Committee are to recommend annually to the Trustees a firm of independent certified public accountants to audit the books and records of each Fund for the ensuing year; to monitor that firm's performance; to review with the firm the scope and results of each audit and determine the need, if any, to extend audit procedures; to confer with the firm and representatives of each Fund on matters concerning each of the Funds' financial statements and reports, including the appropriateness of their accounting practices and of their internal controls and procedures; to evaluate the independence of the firm; to review procedures to safeguard portfolio securities; to approve the purchase from the firm of all non-audit services; to review all fees paid to the firm; to recommend to the Trustees, at the request of the Fund's officers or Trustees, a resolution of any potential or actual conflict of interest, and to facilitate communication between the firm and each Fund's officers and Trustees.

         Each Fund has a Special Nominating Committee of the Trustees known as the Administration Committee (the "Committee"). The Committee members for the Panel A Funds are: Messrs. Aronowitz, Chapman, Cosgrove, Henry and Spellman and Ms. Fosler. The Committee members for the Panel C Funds are: Messrs. Costle, Erdahl, Farrell, Glavin, Moore and Pratt and Ms. Peterson. All of the members of each Committee are Independent Trustees. Each Fund's Committee held 4 meetings during the last completed fiscal year of each Fund.

         Included among the functions of each Committee is the selection and nomination for appointment and election of candidates to serve as Trustees who are not "interested persons," as defined in the 1940 Act. Each Committee also coordinates with Trustees who are interested persons in the selection of Fund officers. Each Committee will consider nominees recommended by shareholders to serve as Trustees provided that the shareholders submit such recommendations in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934.

EXECUTIVE OFFICERS

         Except for the Chairman (Mr. Boudreau) and the President (Ms. Hodsdon), the table below lists the executive officers of each Fund. Information about Mr. Boudreau and Ms. Hodsdon is provided under "Information Concerning Nominees."

NAME, AGE AND POSITION              PRINCIPAL OCCUPATION DURING
WITH EACH TRUST                     THE PAST FIVE YEARS                           FIRST BECAME AN OFFICER
- ----------------------              ---------------------------                   -----------------------
Robert G. Freedman                  Vice Chairman and Chief Investment Officer,   Tax-Exempt Fund:  1992
(age 57)                            the Adviser and each of the John Hancock      U.S. Government Fund:  1992
Vice Chairman and Chief Investment  funds; President, the Adviser (until          Core Equity Fund:  1987
Officer                             1994); Director, the Adviser, Advisers        Utilities Fund:  1987
                                    International, John Hancock Funds, Investor   Growth Fund:  1984
                                    Services, SAMCorp and NM Capital; Senior
                                    Vice President, The Berkeley Group.

James B. Little                     Senior Vice President, the Adviser, The       Tax-Exempt Fund:  1992
(age 61)                            Berkeley Group, John Hancock Funds, and       U.S. Government Fund: 1992
Senior Vice President               Investor Services; Senior Vice President and  Core Equity Fund:  1986
and Chief Financial Officer         Chief Financial Officer, each of the John     Utilities Fund:  1986
                                    Hancock funds.                                Growth Fund:  1986

Thomas H. Drohan                    Senior Vice President and Secretary, the      Tax-Exempt Fund:  1992
(age 59)                            Adviser, The Berkeley Group and each of the   U.S. Government Fund: 1992
Senior Vice President               John Hancock funds; Senior Vice President,    Core Equity Fund:  1986
and Secretary                       Investor Services, John Hancock Funds and     Utilities Fund:  1986
                                    John Hancock Distributors (until 1994);       Growth Fund:  1978
                                    Director, Advisers International; Secretary,
                                    NM Capital.

John A. Morin                       Vice President, the Adviser, Investor         Tax-Exempt Fund:  1992
(age 45)                            Services and John Hancock Funds; Vice         U.S. Government Fund:  1992
Vice President                      President and Compliance Officer, certain     Core Equity Fund:  1991
                                    John Hancock funds; Vice President and        Utilities Fund:  1991
                                    Assistant Secretary, The Berkeley Group.      Growth Fund:  1991

Susan S. Newton                     Vice President and Assistant Secretary, the   Tax-Exempt Fund:  1992
(age 46)                            Adviser; Vice President, Assistant Secretary  U.S. Government Fund:  1992
Vice President,                     and Compliance Officer, certain John Hancock  Core Equity Fund:  1986
Assistant Secretary                 funds; Vice President and Secretary, John     Utilities Fund:  1986
and Compliance Officer              Hancock Funds, Investor Services and John     Growth Fund:  1985
                                    Hancock Distributors (until 1994);

                                    Secretary, SAMCorp; Vice President, The
                                    Berkeley Group.

James J. Stokowski                  Vice President, the Adviser; Vice President   Tax-Exempt Fund:  1992
(age 49)                            and Treasurer, each of the John Hancock       U.S. Government Fund:  1992
Vice President and Treasurer        funds.                                        Core Equity Fund:  1987
                                                                                  Utilities Fund:  1987
                                                                                  Growth Fund:  1991

REMUNERATION OF OFFICERS AND TRUSTEES

         The following tables provide information regarding the compensation paid by each Fund and the other investment companies in the John Hancock fund complex to the current Independent Trustees for their services for the fiscal year end of each Fund. Mr. Boudreau, Ms. Hodsdon, Mr. Scipione and each officer of the Funds are interested persons of the Adviser who are compensated by the Adviser or affiliates and receive no compensation from the Funds.

                            (SEE CHART ON NEXT PAGE)

                     Aggregate Compensation From Each Fund
                        For Each Fund's Last Fiscal Year

                                              U.S.
                            Tax-Exempt     Government     Core Equity     Utilities       Growth
Independent Trustee            Fund           Fund            Fund           Fund          Fund
- -------------------         ----------     ----------     ------------    ---------       ------
Dennis S. Aronowitz              N/A            N/A          $1,601           $524        $2,366
Richard P. Chapman, Jr.          N/A            N/A          $1,638           $544          $722
William J. Cosgrove              N/A            N/A          $1,601           $524          $722
Gail D. Fosler                   N/A            N/A          $1,601           $524        $2,366
Bayard Henry                     N/A            N/A          $1,638           $544        $2,282
Edward J. Spellman               N/A            N/A          $1,601           $524        $2,366
William A. Barron, III*       $4,232         $9,344             N/A            N/A           N/A
Douglas M. Costle             $4,232         $9,344             N/A            N/A           N/A
Leland O. Erdahl              $4,232         $9,344             N/A            N/A           N/A
Richard A. Farrell            $4,388         $9,690             N/A            N/A           N/A
William F. Glavin             $1,275         $2,774             N/A            N/A           N/A
Patrick Grant*                $4,440         $9,805             N/A            N/A           N/A
Ralph Lowell, Jr.*            $4,232         $9,344             N/A            N/A           N/A
Dr. John A. Moore             $4,232         $9,344             N/A            N/A           N/A
Patti McGill Peterson         $4,232         $9,344             N/A            N/A           N/A
John W. Pratt                 $4,232         $9,344             N/A            N/A           N/A

Total                        $39,727        $87,677          $9,680         $3,184       $10,824

- -----------
* Messrs. Barron, Grant and Lowell retired from their respective positions as Panel C Trustees effective January 1, 1996.

                                                             Total Compensation*
                                 Pension or Retirement       From Each Fund and
                                   Benefits Accrued          Other Funds in the
                                      as Part of              John Hancock Fund
Independent Trustee             each Fund's Expenses(1)            Complex
- -------------------             -----------------------      -------------------
Panel A Trustees:

Dennis S. Aronowitz                     $    0                     $ 61,050
Richard P. Chapman, Jr.                  1,719                     $ 62,800
William J. Cosgrove                      1,644                     $ 61,050
Gail D. Fosler                               0                     $ 60,800
Bayard Henry                                 0                     $ 58,850
Edward S. Spellman                           0                     $ 61,050

Total                                   $3,353                     $365,600
                                        ======                     ========

Panel C Trustees:

William A. Barron, III**                $    0                     $ 41,750
Douglas M. Costle                            0                     $ 41,750
Leland O. Erdahl                             0                     $ 41,750
Richard A. Farrell                           0                     $ 43,250
William F. Glavin                        8,368                     $ 37,500
Patrick Grant**                              0                     $ 43,750
Ralph Lowell, Jr.**                          0                     $ 41,750
Dr. John A. Moore                            0                     $ 41,750
Patti McGill Peterson                        0                     $ 41,750
John W. Pratt                                0                     $ 41,750

Total                                   $8,368                     $416,750
                                        ======                     ========

- ----------

* Total compensation from each Fund and other John Hancock funds is as of December 31, 1995. As of this date there were sixty-one funds in the John Hancock fund complex. Messrs. Aronowitz, Chapman, Cosgrove, Henry and Spellman and Ms. Fosler served 16 and Messrs. Barron, Costle, Erdahl, Farrell, Glavin, Grant, Lowell, Moore and Pratt and Ms. Peterson served 12 of these funds.

** Messrs. Barron, Grant and Lowell retired from their respective positions as Panel C Trustees effective January 1, 1996.

(1) REPRESENTS THE AGGREGATE VALUE AS OF DECEMBER 31, 1995 OF THE AMOUNT OF TRUSTEES' FEES DEFERRED BY EACH INDEPENDENT TRUSTEE UNDER THE JOHN HANCOCK DEFERRED COMPENSATION PLAN FOR INDEPENDENT TRUSTEES (THE "PLAN"). UNDER THE PLAN, THE INDEPENDENT TRUSTEES MAY ELECT TO DEFER THE RECEIPT OF ALL OR A PORTION OF THEIR TRUSTEES' FEES PAYABLE BY EACH FUND IN THE JOHN HANCOCK FUND COMPLEX. THE VALUE OF AN INDEPENDENT TRUSTEE'S PLAN ACCOUNT IS DETERMINED BY A HYPOTHETICAL INVESTMENT OF THE DEFERRED TRUSTEES' FEES IN CERTAIN JOHN HANCOCK FUNDS SELECTED BY THE INDEPENDENT TRUSTEE FROM A LIST OF DESIGNATED FUNDS. The Independent Trustees do not beneficially own shares of any John Hancock fund under the Plan and a fund's obligation to make payments of amounts deferred under the Plan is an unsecured liability, payable solely from that fund's general assets. If the value of the Independent Trustees' Plan accounts in all the John Hancock funds were actually received and invested on December 31, 1995 by the Independent Trustees in shares of the John Hancock funds against which the Plan accounts are valued, the Independent Trustees participating in the Plan would own shares of the John Hancock funds as set forth below:

                                                     Shares Assuming Hypothetical Investment of Deferred Trustees' Fees
                                                     ------------------------------------------------------------------
                                             Special                                      Special      Sovereign        Sovereign
                                          Opportunities     Growth      International      Value         Bond           Investors
Independent Trustee                           Fund           Fund           Fund           Fund          Fund              Fund
- -------------------                           ----           ----           ----           ----          ----              ----
Panel A Trustees:

Dennis S. Aronowitz                             --             --             --             --            --                --
Richard P. Chapman, Jr.                         --          1,192          2,490          1,041
William J. Cosgrove                             --             --             --            995           675             1,875
Gail D. Fosler                                  --             --             --             --            --                --
Bayard Henry                                    --             --             --             --            --                --
Edward S. Spellman                              --             --             --             --            --                --

Panel C Trustees:

William A. Barron, III                          --             --             --             --            --                --
Douglas M. Costle                               --             --             --             --            --                --
Leland O. Erdahl                                --             --             --             --            --                --
Richard A. Farrell                              --             --             --             --            --                --
William F. Glavin                            1,309             --             --            566            --                --
Patrick Grant                                   --             --             --             --            --                --
Ralph Lowell, Jr.                               --             --             --             --            --                --
Dr. John A. Moore                               --             --             --             --            --                --
Patti McGill Peterson                           --             --             --             --            --                --
John W. Pratt                                   --             --             --             --            --                --

TRUSTEES' RECOMMENDATION

         THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF THE FUNDS ELECT EACH OF THE NOMINEES TO SERVE AS A TRUSTEE.

REQUIRED VOTE

         Because your Fund is part of an overriding Trust, your vote will be counted on a Trust- wide basis. Shareholders of each Fund which is a series of a Trust vote together with each other Fund that is a series of the same Trust on the election of Trustees for their Trust. Shareholders of Funds which are series of different Trusts vote separately. Election of each Nominee of a Trust requires a plurality of votes of the shareholders of the entire Trust present at meetings of the shareholders of each Fund which is a series of the Trust, provided, in each case, that there is a quorum.

                                   PROPOSAL 2

             TO APPROVE AN AMENDED AND RESTATED DECLARATION OF TRUST

                    (FOR SHAREHOLDERS OF TAX-EXEMPT FUND AND
                    U.S. GOVERNMENT FUND VOTING TOGETHER WITH
                     EACH OTHER SERIES IN THE FREEDOM TRUST)

GENERAL

         The Master Trust Agreement of the Tax-Exempt Fund and U.S. Government Fund (the "Current Declaration") has not changed significantly since it was last amended and restated on September 10, 1991. The Current Declaration is proposed to be amended and restated (the "Amended Declaration") to provide the Trustees of the Funds with greater flexibility to manage the Funds and each other series of the Freedom Trust and to take advantage of potential investment opportunities. This enhanced flexibility may result in the more efficient operation of the Funds and lower costs. In addition, the Amended Declaration contains more modern provisions then the Current Declaration and substantially conforms to the governing documents of other John Hancock funds.

         Effective March 6, 1996, the Trustees of the Funds voted to amend and modernize the Funds' By-Laws. The Amended Declaration, substantially in the form attached to this Proxy Statement as Exhibit A, will become effective on July 1, 1996, if approved by the shareholders.

         The description of the Amended Declaration is qualified in its entirety by the full text of the proposed Amended Declaration set forth as Exhibit A to this Proxy Statement.

MATERIAL DIFFERENCES BETWEEN THE CURRENT DECLARATION AND THE AMENDED DECLARATION

         Set forth below is a description of the material differences between the Current Declaration and the Amended Declaration.

         A.       SHAREHOLDER VOTING RIGHTS

                  (i) MERGER, CONSOLIDATION, SALE OF ASSETS

                  The Amended Declaration would provide that the Freedom Trust, Tax-Exempt Fund, U.S. Government Fund or any other fund which is a series of the Freedom Trust could merge or consolidate into, or sell, lease or exchange all or substantially all of its assets to any other entity when authorized by (a) a vote of the holders of two-thirds of the Trust's or Fund's outstanding shares present at a meeting called to consider the question, (b) a written consent signed by the holders of two-thirds of the Trust's or Fund's outstanding shares, or (c) a 1940 Act Majority Shareholder Vote (as defined in the "Vote Required" section below) or written consent of the same proportion of shareholders of the Trust or Fund if the merger, consolidation or sale, lease or exchange of assets is recommended by the Trustees. No prior shareholder approval would be required if another entity merged or consolidated into or sold, leased or exchanged all or substantially all of its assets to the Trust or a Fund.

                  The Current Declaration requires the Freedom Trust or the affected Fund to obtain a 1940 Act Majority Shareholder Vote before either (a) merging or consolidating into or selling all or substantially all of its assets to another entity or (b) having another entity merge or consolidate into or sell all or substantially all of its assets to the Trust or Fund.

                  The Amended Declaration would also provide that the Freedom Trust may, without prior shareholder approval, create another entity and then merge or consolidate into or sell all or substantially all of its assets or the assets of the Tax-Exempt Fund, U.S. Government Fund or any other fund which is a series of the Freedom Trust to the new entity. The Trust could also contract with the new entity. The Current Declaration has no similar provisions.

                  (ii) TERMINATION OF THE TRUST, A FUND OR A CLASS OF SHARES

                  The Amended Declaration would provide that the Freedom Trust, Tax-Exempt Fund, U.S. Government Fund or any other fund which is a series of the Trust, or any class of shares of a Fund may be terminated by (a) a vote of the holders of two-thirds of the outstanding shares of the Trust, Fund or class present at a meeting called to consider the question, (b) a written consent signed by the holders of two-thirds of the Trust's, Fund's or class' outstanding shares, or (c) a 1940 Act Majority Shareholder Vote or written consent of the same proportion of shareholders of the Trust, Fund or class if the termination is recommended by the Trustees. The Trust, Fund or class could also be terminated without prior shareholder approval upon notice to shareholders by means of a written instrument signed by a majority of the Trustees, stating that the Trustees have determined that continuing the Trust, Fund or class is not in the best interests of the Trust, Fund or class or their respective shareholders. In addition, the Trustees could abolish any series or class of shares if there are no shares of such series or class outstanding by means of a written instrument executed by a majority of the Trustees.

                  The Current Declaration provides that the Freedom Trust, Tax-Exempt Fund, U.S. Government Fund or any other fund which is a series of the Trust, or any class of shares of a Fund may be terminated by a majority of the Trustees, subject to an affirmative 1940 Act Majority Shareholder Vote of the shares of the Trust, Fund or class.

                  (iii) AMENDMENT OF DECLARATION OF TRUST

                  The Amended Declaration would provide that the Declaration may be amended upon approval of a majority of the Trustees without prior shareholder approval. However, the Trustees may not adopt amendments to the Amended Declaration which would (1) impair the voting or other rights of shareholders prescribed by law, or (2) impair the exemption from personal liability of the shareholders, Trustees, officers, employees and agents of the Funds or (3) permit assessments upon shareholders.

                  The Current Declaration provides that the Declaration may be amended upon the approval of a majority of the Trustees without prior shareholder approval, unless such amendment would repeal the limitations on personal liability of any shareholder or Trustee or would repeal the prohibition on assessments upon shareholders. If the amendment would repeal these rights, then the prior consent of each shareholder or Trustee affected is required. In addition, any amendment to the Declaration that would adversely affect the rights of shareholders requires the prior affirmative vote of holders of a majority of the Trust's shares entitled to vote.

                  (iv) ESTABLISHMENT OF SERIES AND CLASSES

                  The Amended Declaration and Current Declaration provide that the Trustees may establish and designate additional series of the Freedom Trust and additional classes of shares. The Current Declaration further provides that if such establishment and designation would adversely effect any of the already established series or classes, then prior approval of holders of a majority of the shares of the affected series or class is required. The Amended Declaration would not contain a similar provision.

                  (v) ACQUISITION OF ASSETS

                  The Amended Declaration would provide that the Trustees may issue shares to another party in exchange for other assets and businesses. The Current Declaration does not contain a similar provision.

                  (vi) VOTING PROCEDURES

                  The Amended Declaration would provide that, with certain exceptions, all shares of all classes of all Funds vote together as a single class. With respect to matters which affect a single Fund or class or which affect only certain Funds or classes identically, only the shareholders of the affected Fund(s) or class(es) will be entitled to vote.

                  The Current Declaration provides that, with certain exceptions, shareholders of each Fund vote separately from other Funds. With respect to matters affecting only certain Funds or classes, only the affected Fund(s) or class(es) will vote.

         B.       REDEMPTION AND REPURCHASE OF SHARES

         The Amended Declaration would provide that in the event redemptions are suspended by a Fund, shareholders could revoke any application for redemption of shares not honored prior to the suspension and resubmit the redemption request when the suspension is lifted, and the price might be more favorable. The Current Declaration does not contain similar provisions.

         The Amended Declaration would provide that the Trustees could withhold from any redemption proceeds any amounts arising from liability of the redeeming shareholder to the Fund or the Freedom Trust or in connection with any tax withholding requirements. The Amended Declaration would also provide that account administration fees and other similar charges could be deducted directly from the income and other distributions paid to a shareholder's account. The Current Declaration does not contain similar provisions.

         In addition to the material differences described above, there are other substantive and stylistic differences between the Amended Declaration and the Current Declaration. You are urged to review the form of Amended Declaration attached to this Proxy Statement as Exhibit A.

TRUSTEES' EVALUATION AND RECOMMENDATION

         At the meeting of the Trustees of Tax-Exempt Fund and U.S. Government Fund held on March 5, 1996, the Trustees, including the Independent Trustees approved, and voted to recommend to shareholders that they approve, a proposal to amend and restate the Current Declaration. In taking this action and making this recommendation, the Trustees considered the likelihood that the Amended Declaration will result in more efficient and economical operation of the Tax-Exempt Fund and U.S.

Government Fund by giving the Trustees more flexibility to manage the Funds and adapt the Declaration to changes in applicable law, industry developments and other changes. This greater flexibility should reduce the need for costly and time-consuming proxy solicitations and shareholders' meetings.

         Except as described in this Proxy Statement, approval of the Amended Declaration will not result in changes in the Trustees, officers, investment programs and services or any operations and services of the Funds that are described in the Funds' current Prospectuses.

         If the proposed changes are not approved by the shareholders, the Current Declaration will continue in its existing form. Alternatively, the Trustees may consider submitting to shareholders at a future meeting other proposals to amend and restate the Current Declaration.

         THE TRUSTEES OF TAX-EXEMPT FUND AND U.S. GOVERNMENT FUND RECOMMEND THAT SHAREHOLDERS OF TAX-EXEMPT FUND AND U.S. GOVERNMENT FUND APPROVE THE AMENDMENT AND RESTATEMENT OF THE CURRENT DECLARATION AND ADOPT THE AMENDED DECLARATION.

VOTE REQUIRED

         Because your Fund is part of Freedom Trust, your vote will be counted on a Trust-wide basis. Approval of Proposal 2 requires an affirmative vote of a majority of the aggregate outstanding shares of Tax-Exempt Fund, U.S. Government Fund and each other fund which is a series fund of Freedom Trust. For purposes of approving this Proposal, a majority of outstanding voting securities shall mean approval by the lesser of (i) 67% or more of the aggregate shares of the Tax-Exempt Fund, U.S. Government Fund and each other fund which is a series fund of Freedom Trust represented at meetings of each Fund's shareholders if at least 50% of each Fund's outstanding shares are present in person or by proxy at the meetings or (ii) 50% or more of the aggregate of the Funds' outstanding shares (a "1940 Act Majority Shareholder Vote").

                    PROPOSALS 3(a), 3(bB), 3(c), 3(d) AND 3(e)

                TO APPROVE AGREEMENTS AND PLANS OF REORGANIZATION

                (FOR SHAREHOLDERS OF EACH FUND VOTING SEPARATELY)

         The Trustees have approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the "Reorganization Agreement") for each of their respective Funds in the form attached to this Proxy Statement as Exhibit B. The Reorganization Agreements provide for the reorganization of each Fund (the "Reorganizations") as a new fund of a different trust (the "Successor Trusts") in the John Hancock fund complex. If approved, the result of the Reorganizations will be as follows:

                                                     Successor Trusts and
      Funds             Current Trusts               Dates of Organization
      -----             --------------               ---------------------
Tax-Exempt Fund         Freedom Trust        John Hancock Tax-Exempt Series Fund
                                             (the "Tax-Exempt Series Trust") (3/24/87)

U.S. Government Fund    Freedom Trust        Strategic Series Trust (4/16/86)

Core Equity Fund        Strategic Series     Capital Series Trust (10/5/84)
                        Trust

Utilities Fund          Strategic Series     Capital Series Trust
                        Trust

Growth Fund             Capital Series       Freedom Investment Trust II (the "Freedom
                        Trust                Trust II") (3/31/96)

         Each of the Trusts and the Successor Trusts are registered, open-end management investment companies organized as Massachusetts business trusts. Each of the Successor Trusts currently have other existing series funds (the "Existing Funds").

         THE REORGANIZATION OF THESE FUNDS INTO SUCCESSOR TRUSTS WILL NOT RESULT IN ANY CHANGES IN THE INVESTMENT POLICIES OR OPERATIONS OF THE FUNDS.

                     PURPOSE OF THE PROPOSED REORGANIZATIONS

         THE PURPOSE OF EACH REORGANIZATION IS TO INCREASE ADMINISTRATIVE EFFICIENCY IN THE OPERATION OF EACH FUND AND TO REDUCE EACH FUND'S OPERATING EXPENSES BY ACHIEVING ADDITIONAL ECONOMIES OF SCALE. Specifically, it is anticipated that each Fund will incur slightly lower registration, printing, administrative, legal and accounting expenses if the Fund is organized as a series of its Successor Trust and adopts the same fiscal year as the Existing Funds of its Successor Trust. The number of filings with the Securities and Exchange Commission will be reduced due to the fact that Funds with the same fiscal year ends will be organized as series of the same Successor Trusts. In addition, Successor Trusts will have additional opportunities to consolidate the prospectuses of the Funds and their Existing Funds, which consolidation should reduce expenses. Over time, these savings should have a positive effect on each Fund's total return.

         The Adviser serves as the investment adviser to each Fund and to each Existing Fund. Each Fund is currently responsible for all expenses it incurs that are not expressly stated to be payable by the Adviser under each investment management contract. Expenses for which Core Equity Fund, Utilities Fund, Growth Fund and, if Proposals 4(a) and 4(b) in this Proxy Statement are approved, Tax-Exempt Fund and U.S. Government Fund, are responsible include, without limitation, fees and expenses of its custodian and transfer agent; fees and expenses of registering shares; taxes and governmental fees assessed against the Fund's assets; preparing and mailing dividends, reports, notices and proxy materials to shareholders of the Fund; and legal, accounting and auditing fees. If Proposal 4(a) and 4(b) are not approved, then Tax-Exempt Fund and U.S. Government Fund will be responsible for these expenses except for certain legal, accounting and auditing fees.

         The Trustees have determined that expense reductions resulting from the Reorganizations will benefit shareholders of each Fund. These expense reductions include, among other things, lower annual state registration fees and lower filing, printing and related administrative costs.

         BASED ON THE ANTICIPATED INCREASE IN ADMINISTRATIVE EFFICIENCY AND REDUCTIONS IN THE EXPENSES OF EACH FUND, THE TRUSTEES HAVE DETERMINED THAT EACH PROPOSED REORGANIZATION WILL BE IN THE BEST INTEREST OF THE FUNDS AND THE FUNDS' SHAREHOLDERS. The Trustees believe that it is in the Funds' interest to reduce gross annual operating expense ratios to the lowest possible level. The Trustees believe that it is generally beneficial to the Funds to improve the efficiency and reduce the annual cost of the Funds' operations and that each Fund will ultimately benefit from its Reorganization.

               SUMMARY OF THE AGREEMENT AND PLAN OF REORGANIZATION
                                  FOR EACH FUND

         The following summarizes certain terms of each Reorganization Agreement. The Reorganization Agreement for each Fund is substantially identical and this summary is qualified in its entirety by the provisions of the form of Reorganization Agreement attached to this Proxy Statement as Exhibit B.

         Assuming that each Reorganization is approved by shareholders of each Fund, it is expected that the closing date of each Reorganization will be July 1, 1996, except for the Reorganization of U.S. Government Fund, which will be September 1, 1996 (collectively, the "Closing Dates"). In order to accomplish the Reorganizations, new funds (the "Successor Funds") corresponding to each of the Funds will be established as new series funds of the corresponding Successor Trust. On the respective Closing Dates, each Fund will transfer all of its assets to its corresponding Successor Fund in exchange for the assumption by the Successor Fund of all of the liabilities of the Fund and the issuance to the Fund of each class of shares of the Successor Fund (the "Successor Fund Shares.") The number and net asset value per share of each class of Successor Fund Shares will be identical to the number and net asset value per share of each class of shares of the corresponding Fund outstanding on the Closing Date.

         Each Fund, as the sole shareholder of the corresponding Successor Fund, will then vote on certain matters that require shareholder approval, as described below. Immediately thereafter, each Fund will liquidate and distribute to each Fund shareholder a proportional amount of Successor Fund Shares in exchange for shareholder's Fund shares of the corresponding class. The existence of each Fund will then be terminated. The number and net asset value per share of Successor Fund Shares of each class to be received by each shareholder will be identical to the number and net asset value per share of shares of the corresponding class of each Fund held by that shareholder immediately prior to the Reorganization. A confirmation will be mailed to each shareholder disclosing the number of Successor Fund Shares registered to each shareholder's account.

         If, at any time prior to a Closing Date, the Board of Trustees of any Trust or Successor Trust determines that it would not be in the best interest of the affected Fund, the Successor Trust or their respective shareholders to proceed with that Fund's Reorganization, the Reorganization will not be consummated, notwithstanding the approval of the Reorganization by shareholders of the Fund at this Meeting. The obligations of each Trust and Successor Trust under each Reorganization Agreement are subject to various conditions. In order to provide against unforeseen events, each Reorganization Agreement may be terminated or amended at any time prior to its stated Closing Date by the appropriate Board of Trustees of the Trust or the Successor Trust. Each Trust or Successor Trust may at any time waive compliance with any of the covenants and conditions contained in, or may amend, the Reorganization Agreement, provided that any such waiver or amendment does not materially adversely affect the interests of shareholders of the respective Fund.

               CONTINUATION OF SHAREHOLDER ACCOUNTS AND ELECTIONS

         The Funds' transfer agent, Investor Services, will establish accounts for all shareholders of each Fund containing the appropriate number of Successor Fund Shares to be received by that shareholder under each Reorganization Agreement. Each account and its elections will be identical in all material respects to those currently maintained by each Fund for its shareholders.

                         EXPENSES OF EACH REORGANIZATION

         Each Fund will bear all of the expenses associated with the transactions contemplated by its Reorganization Agreement except for the expenses associated with printing and mailing this Proxy Statement which will be borne by each Fund pro rata based on the number of shareholders of each Fund. It is presently estimated that the expenses of each Reorganization will be approximately $12,000.

                     TAX CONSEQUENCES OF EACH REORGANIZATION

         It is a condition to the consummation of each Reorganization that the Trust and the Successor Trust receive on or before the appropriate Closing Date an opinion from legal counsel, Hale and Dorr, concerning the federal income tax consequences of the Reorganization. This opinion will provide, among other things, that the transactions contemplated by the Reorganization Agreement will constitute a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended, and that, consequently, no gain or loss will be recognized for federal income tax purposes by a Fund or its shareholders upon (1) the transfer of all of the Fund's assets to the Successor Fund in exchange solely for Successor Fund Shares and the assumption by the Successor Fund of the Fund's liabilities or (2) the distribution by the Fund of the Successor Fund Shares, in liquidation of the Fund, to the shareholders in exchange for their Fund shares. The opinion will further state, among other things, that (i) the federal tax basis of the Successor Fund Shares to be received by shareholders of the Fund will be the same as the federal tax basis of the Fund shares surrendered in exchange therefor and (ii) each shareholder's federal tax holding period for his or her Successor Fund Shares will include each shareholder's tax holding period for the surrendered Fund shares, provided that these Fund shares were held as capital assets on the date of the exchange.

                GOVERNANCE OF THE TRUSTS AND THE SUCCESSOR TRUSTS

         If Proposal 1 of this Proxy Statement is approved, the Trustees of each Trust and Successor Trust will be identical. Currently, the Trustees of each Successor Trust except for Freedom Trust II are the Panel A Trustees as defined in Proposal 1 and the Trustees of the Freedom Trust and Freedom Trust II are the Panel C Trustees as defined in Proposal 1. The officers of each of the Trusts and the Successor Trusts are currently identical.

         If Proposals 3(a) and 3(b) are approved, the Tax-Exempt Fund and the U.S. Government Fund will be governed by the terms of the Declarations of Trust of the Tax-Exempt Series Trust and the Strategic Series Trust, respectively, rather than the Master Trust Agreement of the Freedom Trust. The current shareholders of Tax-Exempt Series Trust are considering a proposal under a separate proxy statement to adopt an Amended and Restated Declaration of Trust which is substantially identical to the current Declaration of Trust of Strategic Series Trust and to the Amended and Restated Declaration of Trust being considered by the shareholders of Freedom Trust under Proposal 2 of this Proxy Statement (a form of which is attached hereto as Exhibit A). If the shareholders of Tax-Exempt Series Trust and Freedom Trust vote to adopt their respective Amended and Restated Declarations of Trust, then the terms of the Declaration of Trust of each of Tax-Exempt Series Trust, Strategic Series Trust and Freedom Trust will be substantially identical.

         If Proposals 3(c) and 3(d) are approved, the Core Equity Fund and Utilities Fund, respectively, will be governed by the Declaration of Trust of the Capital Series Trust (the "Capital Series Trust Declaration"), rather than the Declaration of Trust of the Strategic Series Trust (the "Strategic Series Trust Declaration"). The Strategic Series Trust Declaration is substantially similar to the Capital Series Trust Declaration except that the Strategic Series Trust Declaration provides that Trustees may not amend the Trust

Declaration to impair any voting or other rights of shareholders prescribed by federal or state law while the Capital Series Trust Declaration provides that any amendment decreasing the amounts payable to shareholders upon liquidation or diminishing or eliminating voting rights requires prior approval by two-thirds of the outstanding shares of the affected series or class of shares.

         If Proposal 3(e) is approved, the Growth Fund will be governed by the Declaration of Trust of the Freedom Trust II rather than the Capital Series Trust Declaration. The current shareholders of Freedom Trust II are considering a proposal pursuant to a separate proxy statement to adopt an Amended and Restated Declaration of Trust (the "Freedom Trust II Trust Declaration") which is substantially similar to the Capital Series Trust Declaration, except that the proposed Freedom Trust II Trust Declaration provides that the Trustees may not amend the Trust Declaration to impair any voting or other rights of shareholders prescribed by federal or state law while the Capital Series Trust Declaration provides that any amendment decreasing the amounts payable to shareholders upon liquidation or diminishing or eliminating voting rights requires prior approval by two-thirds of the outstanding shares of the affected series or class of shares. If the shareholders of Freedom Trust II vote to adopt the proposed Freedom Trust II Trust Declaration, the new Trust Declaration will be substantially similar except as noted.

                              AGREEMENTS AND PLANS

         If shareholders of each Fund approve the Fund's Reorganization Agreement, the corresponding Successor Funds will enter into contracts which are substantially identical to the Funds' currently effective contracts. These contracts will include investment management contracts with the Adviser (See Proposal 4 below) and transfer agency agreements with Investor Services. Custody and distribution services will continue to be provided to each Successor Fund by Investors Bank & Trust Company and John Hancock Funds, respectively, pursuant to the corresponding Successor Trust's custodian agreement and distribution contract. The terms of these agreements are substantially similar to those contained in the Funds' current custodian agreements and distribution contracts. Price Waterhouse LLP, the current independent auditors for each of the Funds except for Growth Fund, and Ernst & Young LLP, the current independent auditors for Growth Fund, will continue to serve as the independent auditors to the respective Successor Funds as well as the Existing Funds of the Successor Trusts. In addition, the Trustees of each of the Successor Trusts have adopted a distribution plan (a "Distribution Plan") for each class of shares of each Successor Fund which is substantially identical to the Fund's current distribution plans.

         The fee schedules for services provided to the Successor Funds under the agreements described above will be identical to those in effect for the corresponding Funds before the Reorganizations. On the appropriate Closing Date, before distributing Successor Fund Shares to its shareholders, each Fund, as the sole shareholder of its corresponding Successor Fund, will vote to approve the Successor Fund's investment management contract and its distribution plans.

TRUSTEES' RECOMMENDATION

         Based on the considerations discussed above, at a meeting held on March 5, 1996, the Trustees approved the adoption of the Reorganization Agreements for the Funds and determined that the Reorganization of each Fund (i) is in the best interest of the Fund and (ii) will not result in dilution of the interest of the shareholders of the Fund. In addition, the Trustees voted to recommend to the shareholders of the Funds that they approve the Reorganization Agreement for their Fund and the transactions contemplated thereunder. If the shareholders of a Fund do not approve the Reorganization Agreement for their Fund, the Fund will retain its present status, and the Trustees will consider other arrangements for restructuring and reducing the expenses of the Fund.

         THE TRUSTEES RECOMMEND THAT SHAREHOLDERS OF EACH FUND APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION FOR THEIR FUND PROVIDING FOR THE REORGANIZATION OF THEIR FUND TO BECOME A SERIES OF THE CORRESPONDING SUCCESSOR TRUST.

VOTE REQUIRED

         Approval of Proposals 3(a), 3(b), 3(c), 3(d), and 3(e) requires the affirmative 1940 Act Majority Shareholder Vote of the Tax-Exempt Fund, U.S. Government Fund, Core Equity Fund, Utilities Fund and Growth Fund, respectively.

                             PROPOSALS 4(a) AND 4(b)

                     TO APPROVE THE TERMS OF NEW INVESTMENT
                              MANAGEMENT CONTRACTS

GENERAL

         The investment portfolios of Tax-Exempt Fund and U.S. Government Fund are managed by the Adviser pursuant to an Advisory Agreement dated November 6, 1986, as restated January 1, 1994 (the "Existing Agreement"). The Existing Agreement was approved by shareholders of each Fund at meetings held on October 28, 1993.

         At the meeting on March 5, 1996, the Trustees of Tax-Exempt Fund and U.S. Government Fund, including the Independent Trustees, voted to approve, and to recommend that the shareholders of Tax-Exempt Fund and U.S. Government Fund approve, the adoption of a new investment management contract for each Fund in the form attached to this Proxy Statement as Exhibit C (the "New Agreements"). The New Agreements would replace the Existing Agreement. The terms of the New Agreements are substantially identical, but would reflect: (1) greater flexibility to allocate certain legal and accounting expenses to each Fund, (2) differences in expense limitation provisions and (3) additional changes noted below to conform the Funds' investment management contracts to those of most other funds in the John Hancock fund complex. Material similarities and differences between the Existing Agreement and the New Agreements are set forth below.

MATERIAL SIMILARITIES BETWEEN THE EXISTING AGREEMENT AND THE NEW AGREEMENTS

         Under both the Existing Agreement and the New Agreements, the Adviser provides the Funds with a continuous investment program for the management of their assets. The Adviser provides investment advice and management of the Funds, subject to supervision and review by the Board of Trustees and subject to conformity with the Funds' investment objectives, restrictions and policies, as described in the Funds' Prospectuses and Statements of Additional Information.

         The rate and terms of payment of the advisory fee paid to the Adviser by the Funds are identical under both the Existing Agreement and the New Agreements. The advisory fee paid by the Tax-Exempt Fund is paid monthly at an annual rate equal to (i) 0.60% of the average daily net asset value of the Fund for the calendar month up to $250,000,000 of average daily net assets, (ii) 0.50% on the next $500,000,000, and (iii) 0.45% on amounts in excess of $750,000,000. The Fund paid the Adviser $1,247,519 (0.55% of average daily net assets) in advisory fees for the fiscal year of the Fund ending October 31, 1995.

         The advisory fee paid by the U.S. Government Fund is paid monthly at an annual rate equal to (i) 0.50% of the first $500,000,000 of the average daily net asset value of the Fund for such calendar month, and (ii) 0.45% on amounts in excess of $500,000,000. The Fund paid the Adviser $2,514,147 (0.50% of average daily net assets) in advisory fees for the fiscal year of the Fund ended October 31, 1995.

         Under each Agreement, the Adviser pays all expenses it incurs with respect to the performance of its duties thereunder, including expenses associated with office space and related equipment. The Fund bears all other material expenses as described in the Agreements (see Subsection A below). Each Agreement provides that it shall be effective for a period of up to two years after its adoption and then for one year periods thereafter so long as it is annually approved by (i) a majority of the Independent Trustees of the Funds and
(ii) either (a) the Trustees or (b) a 1940 Act Majority Shareholder Vote (as defined in the "Vote Required" section of Proposal 2 above). Each Agreement also provides that it may be terminated on 60 days written notice without penalty by either a 1940 Act Majority Shareholder Vote, the Trustees or the Adviser. Each Agreement automatically terminates upon assignment as defined by the 1940 Act. Each Agreement provides that the obligations of the Fund under the Agreement are not binding on the Trustees, shareholders, officers, employees, agents or nominees of Freedom Trust or the Fund as individuals but bind only Freedom Trust (under the Existing Agreement) or the Fund (under each of the New Agreements) and its property.

MATERIAL DIFFERENCES BETWEEN THE EXISTING AGREEMENT AND THE NEW AGREEMENTS

         A.       ACCOUNTING EXPENSES

         Under the Existing Agreement, the Adviser furnishes and bears the cost of personnel and related costs to perform financial and accounting functions for the benefit of the Funds. The Adviser compensates all personnel who are employees of the Adviser or an affiliate of the Adviser. The Funds are responsible for paying expenses associated with any independent accountants and custodians retained by the Funds. This allocation of expenses creates an incentive to have accounting services provided by outside vendors at a higher cost than would be charged by the Adviser for performing the same service internally.

         The New Agreements provide that each Fund will be responsible for paying all fees and expenses associated with financial, accounting and tax services provided to the Funds by the Adviser's personnel. Including this provision in the New Agreements will bring the Funds' expense allocation procedures into conformity with those of other John Hancock mutual funds. The new provision will allow the Funds the flexibility to approve the payment of compensation to the Adviser for providing day-to-day financial, accounting, tax, bookkeeping and legal services to the Funds. Although no proposal to compensate the Adviser for accounting or legal services has been approved by the Funds' Trustees, the Adviser expects to present a proposal in the fall of 1996.

         As stated below, the Funds' expense ratios and the fees received by the Adviser will be slightly higher than they are now if the Trustees approve a proposal to compensate the Adviser for performing accounting services. However, in response to the increased complexity of fund accounting and taxation, the Adviser must employ additional financial and tax professionals with a higher level of expertise than required in the past, and must provide increasingly complex technological resources for financial and risk analyses. These costs were not envisioned as recently as ten years ago, when the current contracts were written. As a result, the Adviser has been absorbing costs that normally would be billed directly to the Funds by an outside vendor at a higher cost. The comparative fee analyses presented to the Trustees showed that the Adviser could continue to provide these services to the Funds at a significantly lower cost than an outside vendor, if the Adviser were reimbursed by the Funds for the expenses associated with maintaining the Adviser's existing high level of service to the Funds.

         Under the Existing Agreement, the annual operating expenses paid by Tax-Exempt Fund with respect to its Class A and Class B shares for its fiscal year ended October 31, 1995, were 1.06% and 1.73%, respectively, on average net assets of $27,792,950 and $199,028,645, respectively. The annual operating expenses paid by U.S. Government Fund with respect to its Class A and Class B shares for its fiscal year ended October 31, 1995, were 1.17% and 1.72%, respectively, on average net assets of $334,932,570 and $168,279,601, respectively.

         Under the New Agreements, the annual operating expenses paid by Tax-Exempt Fund with respect to its Class A and Class B shares for its fiscal year ended October 31, 1995 would have been 1.08% and 1.75%, respectively, representing an increase of 0.02% and 0.02%, respectively. The annual operating expenses paid by U.S. Government Fund with respect to its Class A and Class B shares for its fiscal year ended October 31, 1995 would have been 1.19% and 1.74%, respectively, representing an increase of 0.02% and 0.02%, respectively.

         Set forth below is a comparative fee table showing the amount of fees and expenses paid by each Fund under the Existing Agreement as a percentage of average net assets and the amount of fees and expenses shareholders would have paid indirectly if the New Agreements had been in effect and the Trustees had approved the compensation of the Adviser for its accounting services. The information in the table is an estimate based on actual expenses for the Funds' fiscal year ended October 31, 1995.

                             COMPARATIVE FEE TABLE

Tax-Exempt Fund                                                    Existing Agreement                  New Agreement
- ---------------                                                    ------------------                  -------------
                                                                 Class A         Class B           Class A       Class B
                                                                 -------         -------           -------       -------
    ANNUAL FUND OPERATING EXPENSES
    (AS A PERCENTAGE OF AVERAGE NET
    ASSETS)

    Management fee (net of waiver
      by Adviser).........................................        0.55%           0.55%             0.55%         0.55%
    12b-1 fee.............................................        0.30%           1.00%             0.30%         1.00%
    Other expenses........................................        0.16%           0.16%             0.18%         0.18%
    Total Fund Operating Expenses.........................        1.01%           1.71%             1.03%         1.73%

         EXAMPLE

         The following table illustrates the expenses on a $1,000 investment you would pay under the Existing Agreement and the New Agreement, assuming a 5% annual return:

                               1 Year               3 Years               5 Years               10 Years
                        --------------------  --------------------  --------------------  --------------------
                           New     Existing      New     Existing      New     Existing      New     Existing
                        Agreement  Agreement  Agreement  Agreement  Agreement  Agreement  Agreement  Agreement
                        ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Class A Shares........     $55        $55        $76        $76        $99        $98       $165       $163
Class B Shares
 -Assuming complete
  redemption at end
  of period...........     $67        $67        $84        $84       $114       $113       $186       $183
 -Assuming no
  redemption..........     $17        $17        $54        $54        $94        $93       $186       $183

U.S. Government Fund                                                          Existing Agreement                 New Agreement
- --------------------                                                          ------------------                 -------------
                                                                            Class A         Class B          Class A       Class B
                                                                            -------         -------          -------       -------
    ANNUAL FUND OPERATING EXPENSES
    (AS A PERCENTAGE OF AVERAGE NET
    ASSETS)

    Management fee ..............................................            0.50%           0.50%            0.50%         0.50%
    12b-1 fee....................................................            0.30%           1.00%            0.30%         1.00%
    Other expenses...............................................            0.32%           0.32%            0.34%         0.34%
    Total Fund Operating Expenses................................            1.12%           1.82%            1.14%         1.84%

         EXAMPLE

         The following table illustrates the expenses on a $1,000 investment you would pay under the Existing Agreement and the New Agreement, assuming a 5% annual return:

                                   1 Year               3 Years               5 Years               10 Years
                            --------------------  --------------------  --------------------  --------------------
                               New     Existing      New     Existing      New     Existing      New     Existing
                            Agreement  Agreement  Agreement  Agreement  Agreement  Agreement  Agreement  Agreement
                            ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Class A Shares............     $56        $56        $80        $79       $105       $104       $177       $175
Class B Shares
 -Assuming complete
  redemption at end
  of period...............     $68        $68        $88        $87       $120       $119       $198       $195
 -Assuming no redemption..     $18        $18        $58        $57       $100        $99       $198       $195

         The purpose of the preceding examples and tables is to assist investors in understanding the various costs and expenses of investing in shares of each Fund. These examples should not be considered representations of past or future expenses of the Funds. Actual expenses may be higher or lower than those shown above.

         B.       ADVISORY FEE LIMITATIONS

         Under the Existing Agreement, if the total expenses of each Fund (exclusive of interest, taxes, brokerage expenses and extraordinary items) for any fiscal year exceed the lowest expense limitation imposed by any state in which shares of the Fund are qualified for sale, the Adviser will pay or reimburse the Fund for that excess up to the amount of the advisory fees payable by the Fund during that fiscal year. The amount of the monthly advisory fee payable by the Fund will be reduced to the extent that the monthly expenses of the Fund, on an annualized basis, exceed these limitations. If at the end of the fiscal year, the expenses of the Fund are within the limitation, any excess amount previously withheld from the monthly advisory fee during that fiscal year will be paid to the Adviser.

         Under the New Agreements, this provision has been modified to state simply that the Adviser will adhere to applicable state law. It requires the Adviser to reduce its fee and make additional arrangements only as required in order to comply with that state's law. This language reflects the minimum requirements of state laws currently in effect and eliminates the need to revise the agreement if a state changes its law. The Adviser may, however, make additional arrangements at its discretion to reduce expenses of the Funds beyond those required by state law. The New Agreements contain an additional provision permitting the Adviser to refrain from imposing all or a portion of its fee (in advance of the time its fee would otherwise accrue) and/or undertake to make any other payments or arrangements necessary to limit the Funds' expenses to any level the Adviser may specify. Any fee reduction or undertaking will constitute a binding modification of the applicable New Agreement while it is in effect but may be discontinued or modified prospectively by the Adviser at any time. NEITHER OF THESE REVISED PROVISIONS WILL HAVE ANY IMMEDIATE EFFECT ON THE ADVISORY FEE RATES PAYABLE BY THE FUNDS OR THE EXPENSE RATIOS OF THE FUNDS.

        C.        OTHER DIFFERENCES BETWEEN THE EXISTING AGREEMENT AND THE NEW
                  AGREEMENTS

         The New Agreements provide that the Funds will bear the allocable cost of the Adviser's employees who render legal services to the Funds. Although the Adviser reserves the right to do so, the Adviser has no current intention of allocating these costs to the Funds and will not do so until the Trustees of the Funds, including the Independent Trustees, approve the allocation. Accordingly, there will be no immediate increase in the Funds' expenses as a result of the inclusion of this provision in the New Agreements. The New Agreements also provide that the Funds will be responsible for the expense of periodic calculations of the net asset value of the shares of the Funds.

         With respect to the calculation of the advisory fees to be paid under each of the New Agreements, the New Agreements provide that the "average daily net assets" of the Funds will be calculated on the basis set forth in the Funds' Prospectuses or otherwise consistent with the 1940 Act. The Existing Agreement provides no description of how the Funds' "average daily net assets" will be calculated.

         Each Agreement provides that the Adviser may provide investment advisory services to other clients; however, the New Agreements further provide that the Adviser may provide services to other investment companies and that the officers, directors and employees of the Adviser and its parent may continue to engage in providing portfolio management services to other investment companies. The New Agreements also provide that the Adviser is under no obligation to acquire any particular investment on behalf of the Funds if, in the Adviser's sole discretion, it is not feasible or desirable to acquire a position in that investment on behalf of the Funds.

         The New Agreements provide that, in connection with the purchase or sale of securities for the account of the Funds, neither the Adviser nor any of its subsidiaries, directors, officers or employees will act as principal or agent or receive any commission except as the 1940 Act permits. If the Adviser advises persons concerning shares of the Funds, the Adviser will be acting solely on its own behalf and not on behalf of the Funds. The New Agreements further state that the Adviser and its affiliates can buy, sell and trade securities for their own accounts.

         The New Agreements provide that Freedom Trust and the Funds may use the name "John Hancock" or similar names to those of John Hancock Advisers, Inc. or John Hancock Mutual Life Insurance Company only while the Agreements are in effect. John Hancock Mutual Life Insurance Company reserves the right to grant nonexclusive rights to use of the name "John Hancock" to other investment companies and entities.

         Each Agreement limits the liability of the Adviser for any error of judgment, mistake of law or loss to the Funds unless such liability arises out of willful misfeasance, bad faith, gross negligence or reckless disregard by the Adviser of its obligations under the Agreement. The Existing Agreement further provides that nothing in the Agreement protects any Trustee or officer of the Funds against any liability to which that person might be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of that person's obligations under the Agreement. The New Agreements contain no such exception because it serves no purpose; Trustees and officers are not parties to, and do not assume any liabilities under, the New Agreements. The New Agreements clarify that individuals who are employees of either the Funds or the Adviser will be deemed to be acting solely for the applicable Fund when acting within the scope of their employment for the Fund and not as employees or agents of the Adviser.

         The Existing Agreement provides that the Agreement may be amended as to any series of the Trust by a 1940 Act Majority Shareholder Vote of that series. The New Agreements specifically require that the Adviser agree to the amendment and also require that any amendment be in writing. The New Agreements further provide that no amendment, transfer, assignment, sale, hypothecation or pledge of the Agreements will be effective until approved by (i) the Trustees of the Funds, including a majority of the Trustees who are not interested persons of the Adviser, and (ii) a 1940 Act Majority Shareholder Vote of the applicable Fund.

         The New Agreements clarify that the Funds are not liable for obligations of any other series of Freedom Trust and no other series of the Trust is liable for the Funds' obligations under the Agreements.

         The New Agreements contain miscellaneous provisions including a provision that the obligations of the Funds are not personally binding on shareholders, and provisions establishing governing law and the severability of provisions. The Existing Agreement does not contain any similar provisions.

         The form and style of the New Agreements is substantially different from the form and style of the Existing Agreement.

         Each of the changes described under this subsection C reflect an effort to provide the Funds with an up-to-date investment management contract which conforms substantially to the contracts of the other John Hancock funds.

         If approved, the New Agreements will each become effective on July 1, 1996. If the Reorganizations described in Proposal 3 are also approved, the agreements adopted by the Successor Funds will be identical to those described in this Proposal 4.

         For text of the New Agreements, see Exhibit C attached to this Proxy Statement. This description of the New Agreements and comparison to the Existing Agreement are qualified in their entirety by reference to Exhibit C.

TRUSTEES' EVALUATION AND RECOMMENDATION

         At the meeting of the Trustees of Tax-Exempt Fund and U.S. Government Fund on March 5, 1996, the Trustees, including the Independent Trustees, approved the New Agreements. In making this determination, the Trustees considered several factors, including the increase in expenses to be borne by the Funds; the greater flexibility accorded to the Funds with respect to accounting services; the scope and quality of accounting services the Funds can obtain from the Adviser and outside vendors; provisions of the contracts of other funds in the John Hancock fund complex; and the benefits to the Adviser of its relationship with the Funds. The Trustees believe the New Agreements to be reasonable, fair and in the best interests of the Funds' shareholders.

         THE TRUSTEES OF TAX-EXEMPT FUND AND U.S. GOVERNMENT FUND RECOMMEND THAT SHAREHOLDERS OF TAX-EXEMPT FUND AND U.S. GOVERNMENT FUND VOTE FOR THE PROPOSAL ADOPTING THE NEW AGREEMENTS FOR THEIR RESPECTIVE FUNDS.

VOTE REQUIRED

         Approval of Proposals 4(a) and 4(b) requires a 1940 Act Majority Shareholder Vote of Tax-Exempt Fund and U.S. Government Fund, respectively.

THE INVESTMENT ADVISER

         The Adviser is a wholly-owned subsidiary of The Berkeley Financial Group ("The Berkeley Group"), which is a wholly-owned subsidiary of John Hancock Asset Management. John Hancock Asset Management is a wholly-owned subsidiary of John Hancock Subsidiaries, Inc., which is a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (the "Life Company"). The address of the Adviser is 101 Huntington Avenue, Boston, Massachusetts 02199. The address of the other entities is John Hancock Place, Boston, Massachusetts 02117. The directors of the Adviser and their principal occupations or employment are set forth under the caption, "Directors of the Adviser." The Adviser provides investment advisory services to other mutual funds with investment objectives substantially identical to those of the Funds. See Exhibit D for a list of those funds and the advisory fee rates paid by those funds.

BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS

         During the fiscal year ended October 31, 1995 of Tax-Exempt Fund and U.S. Government Fund, neither Fund paid brokerage commissions to affiliated brokers.

OTHER MATERIAL PAYMENTS BY THE FUNDS TO THE ADVISER AND AFFILIATES OF THE
ADVISER

         For the fiscal year ended October 31, 1995, the Tax-Exempt Fund paid $96,495 and $308,083 to John Hancock Funds for distribution related services on behalf of Class A and Class B shares, respectively, and U.S. Government Fund paid $318,650 and $401,486 to John Hancock Funds for distribution related services on behalf of Class A and Class B shares, respectively. It is expected that John Hancock Funds will continue to provide these services to the Funds.

DIRECTORS OF THE ADVISER

         Edward J. Boudreau, Jr., Chairman of the Funds, the principal executive officer of the Adviser. Mr. Boudreau's principal occupations and address, as well as those of the other Directors of the Adviser, are set forth below.

Edward J. Boudreau, Jr.      Chairman and Chief Executive Officer, the
101 Huntington Avenue        Adviser and The Berkeley Group;
Boston, MA 02199             Chairman and Managing Director, John Hancock Advisers International Ltd.; Chairman, John
                             Hancock Funds and Investor Services (collectively, the "Affiliated Companies"); Chairman,
                             NM Capital Management, Inc.; Chairman, Sovereign Asset Management Corporation; and
                             Chairman, First Signature Bank & Trust.

Stephen L. Brown             Chairman and Chief Executive Officer, the
John Hancock Place           Life Company; Director, the Adviser
Boston, MA 02117             and the Affiliated Companies; Trustee, The Berkeley Group and John Hancock Asset
                             Management.

Foster L. Aborn              Vice Chairman, Director and President,
John Hancock Place           Investment and Pension Sector, the
Boston, MA  02117            Life Company; Director, the Adviser, Independence Investment Associates, Inc., John
                             Hancock Funds, Investor Services, and John Hancock Subsidiaries, Inc.; Trustee, The
                             Berkeley Group and John Hancock Asset Management; Director, Hancock Venture Partners,
                             Inc.; Director, John Hancock Capital Growth Management, Inc.; and Director, John Hancock
                             Capital Corp. and John Hancock Freedom Securities Corp.

David F. D'Alessandro        Senior Executive Vice President, Retail
John Hancock Place           Sector, the Life Company; Director, the
Boston, MA 02117             Adviser and the Affiliated Companies;
                             Trustee, the Berkeley Group.

Richard S. Scipione          Director, the Adviser, NM Capital
John Hancock Place           Management, Inc., Sovereign Asset
Boston, MA 02117             Management Corporation and Investor Services; General Counsel, the Life Company; and
                             Trustee, The Berkeley Group.

Thomas E. Moloney            Chief Financial Officer, the Life
John Hancock Place           Company; Director, the Adviser and the
Boston, MA 02117             Affiliated Companies; and Trustee, The
                             Berkeley Group.

John M. DeCiccio             Senior Vice President, Investment
John Hancock Place           Technology and Financial Management, the
Boston, MA  02117            Life Company; Director, the Adviser and
                             the Affiliated Companies; and Trustee, The Berkeley Group.

Jeanne M. Livermore          Senior Vice President, Group Pension
John Hancock Place           Guaranteed and Stable Value Products, the
Boston, MA  02117            Life Company; Director, the Adviser, the Affiliated Companies and John Hancock Advisers
                             International Ltd.; and Trustee, The Berkeley Group.

John Goldsmith               Chairman and Chief Executive Officer,
One Beacon Street            John Hancock Freedom Securities Corp.;
Boston, MA 02108             Director, the Adviser and the Affiliated Companies; and Trustee, The Berkeley
                             Group.

Richard O. Hansen            Vice President, Managerial Department,
John Hancock Place           the Life Company; Director, the Adviser
Boston, MA 02117             and the Affiliated Companies; and Trustee, The Berkeley Group.

William C. Fletcher          Director, the Adviser, John Hancock Funds,
53 State Street              Investor Services; President and Director,
Boston, MA 02109             Independence Investment Associates, Inc.; Trustee, The Berkeley Group; Trustee, President
                             and Chief Executive Officer, John

                             Hancock Asset Management; and Director, Hancock Natural
                             Resource Group, Inc. and John Hancock Energy Resources Management, Inc.

Robert G. Freedman           Vice Chairman and Chief Investment
101 Huntington Avenue        Director, the Adviser; Director, the
Boston, MA 02199             Adviser, NM Capital Management, Inc.,
                             Sovereign Asset Management Corporation and the Affiliated Companies;
                             Senior Vice President, The Berkeley Group; and Director, John Hancock
                             Advisers International Ltd.

Robert H. Watts              President, Chief Executive Officer and
John Hancock Place           Director, John Hancock Distributors,
Boston, MA 02117             Inc.; and Director, the Adviser and the Affiliated Companies.

David A. King                President, Chief Executive Officer and
101 Huntington Avenue        Director, Investor Services; Director,
Boston, MA 02199             the Adviser and the Affiliated Companies.

         In addition to Messrs. Boudreau and Freedman, the following persons are officers, trustees and/or directors of the Funds and the Adviser: Anne C. Hodsdon, President of the Funds and President and Chief Operating Officer of the Adviser; Thomas H. Drohan, Senior Vice President and Secretary of the Funds and the Adviser; James B. Little, Senior Vice President and Chief Financial Officer of the Funds and Senior Vice President of the Adviser; John A. Morin, Vice President of the Funds and Executive Vice President of the Adviser; Susan S. Newton, Vice President, Assistant Secretary and Compliance Officer of the Funds and Vice President and Assistant Secretary of the Adviser; and James J. Stokowski, Vice President and Treasurer of the Funds and Vice President of the Adviser.

                                   PROPOSAL 5

               ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTION
                    REGARDING INVESTING IN A SINGLE CLASS OF
                            SECURITIES OF AN ISSUER

                   (FOR SHAREHOLDERS OF U.S. GOVERNMENT FUND)

        The U.S. Government Fund's existing fundamental investment restriction regarding investing in a single class of securities of an issuer states that the Fund may not:

         Acquire more than 5% of any class of securities of an issuer, except securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. For this purpose, all outstanding bonds and other evidences of indebtedness shall be deemed a single class regardless of maturities, priorities, coupon rates, series, designations, conversion rights, security or other differences . . .

        At the meeting of the Trustees of U.S. Government Fund on March 5, 1996, the Trustees voted to approve, and to recommend to shareholders of the U.S. Government Fund that they approve, the elimination of the Fund's fundamental investment restriction regarding investing in a single class of securities of an issuer.

        Neither the 1940 Act nor state "blue sky" laws currently require that the Fund have the above investment restriction. This change is being proposed to permit the Fund to acquire more than 5% of the securities of a single class of an issuer (subject to 1940 Act and tax diversification policies) to the extent that the Adviser believes that such an investment would be beneficial to the Fund. The Trustees believe that the Fund would benefit from more flexible restrictions on investments in one class of one single issuer and from conforming its diversification restrictions to those of other John Hancock funds.

TRUSTEES' RECOMMENDATION

        THE TRUSTEES OF U.S. GOVERNMENT FUND RECOMMEND THAT THE SHAREHOLDERS OF U.S. GOVERNMENT FUND APPROVE THIS PROPOSAL TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION LIMITING THE AMOUNT OF INVESTMENTS IN A SINGLE CLASS OF SECURITIES OF AN ISSUER.

REQUIRED VOTE

        Approval of Proposal 5 requires a 1940 Act Majority Shareholder Vote of U.S. Government Fund.

                                   PROPOSAL 6

           REDESIGNATION AS NONFUNDAMENTAL OF FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTING IN OTHER INVESTMENT COMPANIES

                   (FOR SHAREHOLDERS OF U.S. GOVERNMENT FUND)

                The U.S. Government Fund's existing fundamental investment restriction regarding investing in other investment companies states that the Fund may not:

                  Purchase securities of other open-end investment companies, except in connection with a merger, consolidation, acquisition or reorganization; or purchase more than 3% of the total outstanding voting stock of any closed-end investment company if more than 5% of a Fund's total assets would be invested in securities of any closed-end investment company, or more than 10% of the Fund's total assets would be invested in securities of any closed-end investment companies in general. In addition, a Fund may not invest in the securities of closed-end investment companies except by purchase in the open market involving only customary broker's commissions.

        References in the above investment restriction to "a Fund" include the U.S. Government Fund.

        At the meeting of the Trustees of U.S. Government Fund on March 5, 1996, the Trustees voted to approve, and to recommend to shareholders of U.S. Government Fund that they approve, the redesignation as nonfundamental of the above fundamental investment restriction. If redesignated as proposed, the Trustees would then amend the nonfundamental restriction to provide that the Fund may not:

         Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds. The Fund may not purchase the shares of any closed-end investment company except in the open market where no commission or profit to a sponsor or dealer results from the purchase, other than customary brokerage fees.

        This change is being proposed to provide the U.S. Government Fund with additional investment and administrative flexibility. Currently, the Fund may only invest in securities of other open-end investment companies in connection with a merger, consolidation, acquisition or reorganization. The Fund may invest in the securities of closed-end investment companies subject to certain percentage and other limitations. The change set forth in this Proposal would permit investment by the Fund in securities of open-end and closed-end investment companies subject to the percentage limitations set forth in the nonfundamental restriction. The percentage limitations would not apply in cases of a merger, consolidation, acquisition or reorganization or with respect to investment by the Fund of any cash collateral in open-end investment companies set up specifically for the investment of cash collateral held in connection with securities lending. If this Proposal is approved, the Fund will have more flexibility to invest in securities of other investment companies and will be better able to take advantage of potential investment opportunities. In addition, by making this investment restriction nonfundamental, the Trustees will be able to amend the restriction without incurring the delay and cost of obtaining prior shareholder approval. The Trustees believe that approval of this Proposal would be beneficial to shareholders of the Fund.

TRUSTEES' RECOMMENDATION

        THE TRUSTEES OF U.S. GOVERNMENT FUND RECOMMEND THAT THE SHAREHOLDERS OF U.S. GOVERNMENT FUND APPROVE THIS PROPOSAL TO REDESIGNATE AS NONFUNDAMENTAL AND THEN AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTING IN OTHER INVESTMENT COMPANIES.

REQUIRED VOTE

        Approval of Proposal 6 requires a 1940 Act Majority Shareholder Vote of U.S. Government Fund.

                                 OTHER MATTERS

        The Funds' management knows of no business to be brought before the Meeting except as described above. However, if any other matters properly come before the Meeting, the persons named in the enclosed form of proxy intend to vote on these matters in accordance with their best judgment. If shareholders would like additional information about the matters proposed for action, the Funds' management will be glad to hear from them and to provide further information.

                       PROXIES AND VOTING AT THE MEETING

        Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the applicable Fund. In addition, although mere attendance at the Meeting will not revoke a proxy, a Fund shareholder present at the Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares of the Fund represented thereby in favor of the matters set forth in Proposals 2, 3, 4, 5 and 6 and for the Nominees in Proposal 1, and will use their best judgment in connection with the transaction of other business that may properly come before the Meeting or any adjournment thereof.

        In addition, the Life Company will vote shares of any of the Funds held in individual retirement accounts or tax shelter accounts for which the Life Company acts as custodian and with respect to which no proxies have been received by the Life Company. The Life Company will vote such shares in the same proportion as it has been instructed to vote Fund shares held by all such accounts for which proxies have been received. The Fund shares voted by the Life Company will be counted as present at the Meeting for purposes of establishing a quorum.

        In the event that, at the time any session of the Meeting is called to order, a quorum is not present in person or by proxy for any Fund, the persons named as proxies with respect to the Fund may vote those proxies that have been received to adjourn the Fund's Meeting to a later date. In the event that a quorum is present but sufficient votes by a Fund's shareholders in favor of Proposals 2, 3, 4, 5 and 6 and for the Nominees in Proposal 1 have not been received, the persons named as proxies with respect to the Fund will vote those proxies which they are entitled to vote in favor of the relevant Proposal for such an adjournment, and will vote those proxies required to be voted against the Proposal against any adjournment. A shareholder vote for a Fund may be taken on one or more of the Proposals in the Proxy Statement prior to the adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.

        Shares of beneficial interest of each Fund represented in person or by proxy (including shares which abstain or do not vote with respect to one or more of the Proposals presented for shareholder approval) will be counted for purposes of determining whether a quorum is present with respect to each Fund at the Meeting. Abstentions will be treated as shares that are present and entitled to vote with respect to each Proposal, but will not be counted as a vote in favor of a Proposal.

        If a broker or nominee holding shares in "street name" indicates on the proxy that it does not have discretionary authority to vote as to a particular Proposal, those shares will not be considered as present and entitled to vote with respect to the Proposal. Accordingly, with respect to Proposals requiring approval by a 1940 Act Majority Shareholder Vote, a "broker non-vote" has no effect on the voting in determining whether a Proposal has been adopted under subsection (i) of the 1940 Act Majority Shareholder Vote definition. In addition, a "broker non-vote" has no effect on the voting in determining whether a Nominee has been elected as a Trustee of a Fund pursuant to Proposal 1. In determining whether a Proposal has been adopted pursuant to subsection (ii) of the 1940 Act Majority Shareholder Vote definition, a "broker non-vote" will have the same effect as a vote against the Proposal because shares represented by a "broker non-vote" are considered outstanding shares.

        In addition to the solicitation of proxies by mail or in person, each Fund may also arrange to have votes recorded by telephone by officers and employees of the Fund or by personnel of the Adviser, John Hancock Funds or Investor Services. The telephone voting procedure is designed to authenticate a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the Meeting. None of the Funds has sought an opinion of counsel on this matter and is unaware of any such challenge at this time.

        A shareholder will be called on a recorded line at the telephone number appearing in the shareholder's account records and will be asked to provide the shareholder's Social Security number or other identifying information. The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the Meeting in accordance with the shareholder's instructions. To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions in the mail. A special toll-free number will be available in case the voting information contained in the confirmation is incorrect. If the shareholder decides after voting by telephone to attend the Meeting, the shareholder can revoke the proxy at that time and vote the shares at the Meeting.

                            SHAREHOLDERS' PROPOSALS

        The Funds are not required, and do not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders of their respective Funds must submit the proposal in writing, so that it is received by the appropriate Fund at 101 Huntington Avenue, Boston, Massachusetts 02199 within a reasonable time before any meeting.

               IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

Boston, Massachusetts
May 17, 1996                          JOHN HANCOCK MANAGED TAX-EXEMPT FUND
                                      JOHN HANCOCK SOVEREIGN U.S. GOVERNMENT
                                        INCOME FUND
                                      JOHN HANCOCK INDEPENDENCE DIVERSIFIED
                                        CORE EQUITY FUND
                                      JOHN HANCOCK UTILITIES FUND
                                      JOHN HANCOCK GROWTH FUND

                                    EXHIBIT C

                                 [NAME OF FUND]
                     (a series of Freedom Investment Trust)

                              101 Huntington Avenue
                           Boston, Massachusetts 02199
                                  July 1, 1996



John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199

                         Investment Management Contract
                         ------------------------------

Ladies and Gentlemen:

    Freedom Investment Trust (the "Trust"), of which [Name of Fund] (the "Fund") is a series, has been organized as a business trust under the laws of The Commonwealth of Massachusetts to engage in the business of an investment company. The Trust's shares of beneficial interest, no par value, may be divided into series, each series representing the entire undivided interest in a separate portfolio of assets. This Agreement relates solely to the Fund.

    The Board of Trustees of the Trust (the "Trustees") has selected John Hancock Advisers, Inc. (the "Adviser") to provide overall investment advice and management for the Fund, and to provide certain other services, as more fully set forth below, and the Adviser is willing to provide such advice, management and services under the terms and conditions hereinafter set forth.

    Accordingly, the Adviser and the Trust, on behalf of the Fund, agree as follows:

    1. DELIVERY OF DOCUMENTS. The Trust has furnished the Adviser with copies, properly certified or otherwise authenticated, of each of the following:

    (a) Master Trust Agreement as Amended and Restated, dated September 10, 1991, as amended from time to time (the "Declaration of Trust");

    (b) By-Laws of the Trust as in effect on the date hereof;

    (c) Resolutions of the Trustees selecting the Adviser as investment adviser for the Fund and approving the form of this Agreement;

    (d) Commitments, limitations and undertakings made by the Fund to state securities or "blue sky" authorities for the purpose of qualifying shares of the Fund for sale in such states; and

    (e) The Trust's Code of Ethics.

    The Trust will furnish to the Adviser from time to time copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any.

    2. INVESTMENT AND MANAGEMENT SERVICES. The Adviser will use its best efforts to provide to the Fund continuing and suitable investment programs with respect to investments, consistent with the investment objectives, policies and restrictions of the Fund. In the performance of the Adviser's duties hereunder, subject always (x) to the provisions contained in the documents delivered to the Adviser pursuant to Section 1, as each of the same may from time to time be amended or supplemented, and (y) to the limitations set forth in the Fund's then-current Prospectus and Statement of Additional Information included in the registration statement of the Trust as in effect from time to time under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"), the Adviser will, at its own expense:

        (a) furnish the Fund with advice and recommendations, consistent with the investment objectives, policies and restrictions of the Fund, with respect to the purchase, holding and disposition of portfolio securities, alone or in consultation with any subadviser or subadvisers appointed pursuant to this Agreement and subject to the provisions of any sub-investment management contract respecting the responsibilities of such subadviser or subadvisers;

        (b) advise the Fund in connection with policy decisions to be made by the Trustees or any committee thereof with respect to the Fund's investments and, as requested, furnish the Fund with research, economic and statistical data in connection with the Fund's investments and investment policies;

        (c) provide administration of the day-to-day investment operations of the Fund;

        (d) submit such reports relating to the valuation of the Fund's securities as the Trustees may reasonably request;

        (e) assist the Fund in any negotiations relating to the Fund's investments with issuers, investment banking firms, securities brokers or dealers and other institutions or investors;

        (f) consistent with the provisions of Section 7 of this Agreement, place orders for the purchase, sale or exchange of portfolio securities with brokers or dealers selected by the Adviser, PROVIDED that in connection with the placing of such orders and the selection of such brokers or dealers the Adviser shall seek to obtain execution and pricing within the policy guidelines determined by the Trustees and set forth in the Prospectus and Statement of Additional Information of the Fund as in effect from time to time;

        (g) provide office space and office equipment and supplies, the use of accounting equipment when required, and necessary executive, clerical and secretarial personnel for the administration of the affairs of the Fund;

        (h) from time to time or at any time requested by the Trustees, make reports to the Fund of the Adviser's performance of the foregoing services and furnish advice and recommendations with respect to other aspects of the business and affairs of the Fund;

        (i) maintain all books and records with respect to the Fund's securities transactions required by the 1940 Act, including subparagraphs (b)(5), (6),
    (9) and (10) and paragraph (f) of Rule 31a-1 thereunder (other than those records being maintained by the Fund's custodian or transfer agent) and preserve such records for the periods prescribed therefor by Rule 31a-2 of the 1940 Act (the Adviser agrees that such records are the property of the Fund and will be surrendered to the Fund promptly upon request therefor);

        (j) obtain and evaluate such information relating to economies, industries, businesses, securities markets and securities as the Adviser may deem necessary or useful in the discharge of the Adviser's duties hereunder;

        (k) oversee, and use the Adviser's best efforts to assure the performance of the activities and services of the custodian, transfer agent or other similar agents retained by the Fund;

        (l) give instructions to the Fund's custodian as to deliveries of securities to and from such custodian and transfer of payment of cash for the account of the Fund; and

        (m) appoint and employ one or more sub-advisors satisfactory to the Fund under sub-investment management agreements.

    3. EXPENSES PAID BY THE ADVISER. The Adviser will pay:

        (a) the compensation and expenses of all officers and employees of the Trust;

        (b) the expenses of office rent, telephone and other utilities, office furniture, equipment, supplies and other expenses of the Fund; and

        (c) any other expenses incurred by the Adviser in connection with the performance of its duties hereunder.

    4. EXPENSES OF THE FUND NOT PAID BY THE ADVISER. The Adviser will not be required to pay any expenses which this Agreement does not expressly make payable by it. In particular, and without limiting the generality of the foregoing but subject to the provisions of Section 3, the Adviser will not be required to pay under this Agreement:

        (a) any and all expenses, taxes and governmental fees incurred by the Trust or the Fund prior to the effective date of this Agreement;

        (b) without limiting the generality of the foregoing clause (a), the expenses of organizing the Trust and the Fund (including without limitation, legal, accounting and auditing fees and expenses incurred in connection with the matters referred to in this clause (b)), of initially registering shares of the Trust under the Securities Act of 1933, as amended, and of qualifying the shares for sale under state securities laws for the initial offering and sale of shares;

        (c) the compensation and expenses of Trustees who are not interested persons (as used in this Agreement, such term shall have the meaning specified in the 1940 Act) of the Adviser and of independent advisers, independent contractors, consultants, managers and other unaffiliated agents employed by the Fund other than through the Adviser;

        (d) legal, accounting, financial management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of its employees rendering such services to the Fund);

        (e) the fees and disbursements of custodians and depositories of the Fund's assets, transfer agents, disbursing agents, plan agents and registrars;

        (f) taxes and governmental fees assessed against the Fund's assets and payable by the Fund;

        (g) the cost of preparing and mailing dividends, distributions, reports, notices and proxy materials to shareholders of the Fund;

        (h) brokers' commissions and underwriting fees;

        (i) the expense of periodic calculations of the net asset value of the shares of the Fund; and

        (j) insurance premiums on fidelity, errors and omissions and other coverages.

    5. COMPENSATION OF THE ADVISER. [FOR TAX-EXEMPT FUND: For all services to be rendered, facilities furnished and expenses paid or assumed by the Adviser as herein provided, the Adviser shall be entitled to a fee, paid monthly in arrears, at an annual rate equal to (i) 0.60% of the average daily net asset value of the Fund up to $250,000,000 of average daily net assets, (ii) 0.50% of the next $500,000,000 of the average daily net asset value of the Fund and (iii) 0.45% of the average daily net asset value of the Fund in excess of $750,000,000.]

    [FOR U.S. GOVERNMENT FUND: For all services to be rendered, facilities furnished and expenses paid or assumed by the Adviser as herein provided, the Adviser shall be entitled to a fee, paid monthly in arrears, at an annual rate equal to (i) 0.50% of the first $500,000,000 of the average daily net asset value of the Fund and (ii) 0.45% of the average daily net asset value of the Fund in excess of $500,000,000.]

    The "average daily net assets" of the Fund shall be determined on the basis set forth in the Fund's Prospectus or otherwise consistent with the 1940 Act and the regulations promulgated thereunder. The Adviser will receive a pro rata portion of such monthly fee for any periods in which the Adviser serves as investment adviser to the Fund for less than a full month. On any day that the net asset value calculation is suspended as specified in the Fund's Prospectus, the net asset value for purposes of calculating the advisory fee shall be calculated as of the date last determined.

    In the event that normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of any limitation imposed by the law of a state where the Fund has registered its shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent required by law, and the Adviser will make any additional arrangements that the Adviser is required by law to make.

    In addition, the Adviser may agree not to impose all or a portion of its fee (in advance of the time its fee would otherwise accrue) and/or undertake to make any other payments or arrangements necessary to limit the Fund's expenses to any level the Adviser may specify. Any fee reduction or undertaking shall constitute a binding modification of this Agreement while it is in effect but may be discontinued or modified prospectively by the Adviser at any time.

    6. OTHER ACTIVITIES OF THE ADVISER AND ITS AFFILIATES. Nothing herein contained shall prevent the Adviser or any affiliate or associate of the Adviser from engaging in any other business or from acting as investment adviser or investment manager for any other person or entity, whether or not having investment policies or portfolios similar to the Fund's; and it is specifically understood that officers, directors and employees of the Adviser and those of its parent company, John Hancock Mutual Life Insurance Company, or other affiliates may continue to engage in providing portfolio management services and advice to other investment companies, whether or not registered, to other investment advisory clients of the Adviser or of its affiliates and to said affiliates themselves.

    The Adviser shall have no obligation to acquire with respect to the Fund a position in any investment which the Adviser, its officers, affiliates or employees may acquire for its or their own accounts or for the account of another client, if, in the sole discretion of the Adviser, it is not feasible or desirable to acquire a position in such investment on behalf of the Fund. Nothing herein contained shall prevent the Adviser from purchasing or recommending the purchase of a particular security for one or more funds or clients while other funds or clients may be selling the same security.

    7. AVOIDANCE OF INCONSISTENT POSITION. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Adviser nor any of its investment management subsidiaries, nor any of the Adviser's or such investment management subsidiaries' directors, officers or employees will act as principal or agent or receive any commission, except as may be permitted by the 1940 Act and rules and regulations promulgated thereunder. If any occasions shall arise in which the Adviser advises persons concerning the shares of the Fund, the Adviser will act solely on its own behalf and not in any way on behalf of the Fund. Nothing herein contained shall limit or restrict the Adviser or any of its officers, affiliates or employees from buying, selling or trading in any securities for its or their own account or accounts.

    8. NO PARTNERSHIP OR JOINT VENTURE. Neither the Trust, the Fund nor the Adviser are partners of or joint venturers with each other and nothing herein shall be construed so as to make them such partners or joint venturers or impose any liability as such on any of them.

    9. NAME OF THE TRUST AND THE FUND. The Trust and the Fund may use the name "John Hancock" or any name or names derived from or similar to the names "John Hancock Advisers, Inc." or "John Hancock Mutual Life Insurance Company" only for so long as this Agreement remains in effect. At such time as this Agreement shall no longer be in effect, the Trust and the Fund will (to the extent that they lawfully can) cease to use such a name or any other name indicating that the Fund is advised by or otherwise connected with the Adviser. The Fund acknowledges that it has adopted the name ["Name of Fund"] through permission of John Hancock Mutual Life Insurance Company, a Massachusetts insurance company, and agrees that John Hancock Mutual Life Insurance Company reserves to itself and any successor to its business the right to grant the nonexclusive right to use the name "John Hancock" or any similar name or names to any other corporation or entity, including but not limited to any investment company of which John Hancock Mutual Life Insurance Company or any subsidiary or affiliate thereof shall be the investment adviser.

    10. LIMITATION OF LIABILITY OF THE ADVISER. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also employed by the Adviser, who may be or become an employee of and paid by the Trust shall be deemed, when acting within the scope of his employment by the Fund, to be acting in such employment solely for the Trust and not as the Adviser's employee or agent.

    11. DURATION AND TERMINATION OF THIS AGREEMENT. This Agreement shall remain in force until June 30, 1998, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by (a) a majority of the Trustees who are not interested persons of the Adviser or (other than as Board members) of the Fund, cast in person at a meeting called for the purpose of voting on such approval, and (b) either (i) the Trustees or (ii) a majority of the outstanding voting securities of the Fund. This Agreement may, on 60 days' written notice, be terminated at any time without the payment of any penalty by the vote of a majority of the outstanding voting securities of the Fund, by the Trustees or by the Adviser. Termination of this Agreement shall not be deemed to terminate or otherwise invalidate any provisions of any contract between the Adviser and any other series of the Trust. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Section 11, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "assignment," "interested person" and "voting security") shall be applied.

    12. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment, transfer, assignment, sale, hypothecation or pledge of this Agreement shall be effective until approved by (a) the Trustees, including a majority of the Trustees who are not interested persons of the Adviser or (other than as Trustees) of the Fund, cast in person at a meeting called for the purpose of voting on such approval, and
(b) a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act.

    13. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of The Commonwealth of Massachusetts.

    14. SEVERABILITY. The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be deemed invalid or unenforceable in whole or in part.

    15. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The name [Name of Fund] is a series designation of the Trustees under the Trust's Declaration of Trust. The Declaration of Trust has been filed with the Secretary of State of The Commonwealth of Massachusetts. The obligations of the Fund are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Trust, but only upon the Fund and its property. The Fund shall not be liable for the obligations of any other series of the Trust and no other series shall be liable for the Fund's obligations hereunder.

                               Yours very truly,

                                        FREEDOM INVESTMENT TRUST
                                        on behalf of [Name of Fund]


                                        By:__________________________________

                                        Title:__________________________

The foregoing contract
is hereby agreed to as
of the date hereof.

JOHN HANCOCK ADVISERS, INC.


By:__________________________________

Title:__________________________

             JOHN HANCOCK INDEPENDENCE DIVERSIFIED CORE EQUITY FUND

               SPECIAL MEETING OF THE SHAREHOLDERS - JUNE 26, 1996
                   PROXY SOLICITATION BY THE BOARD OF TRUSTEES


         The undersigned, revoking previous proxies, hereby appoint(s) Edward J. Boudreau, Jr., Susan S. Newton and James B. Little, with full power of substitution in each, to vote all the shares of beneficial interest of the above-referenced Fund which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held at 101 Huntington Avenue, Boston, Massachusetts, on June 26, 1996 at 9:00 a.m., Boston time, and at any adjournment of the Meeting. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement dated May 17, 1996 is hereby acknowledged. If not revoked, this proxy shall be voted:

                                                  PLEASE SIGN, DATE AND RETURN
                                                  PROMPTLY IN ENCLOSED ENVELOPE



                                                  Date __________________, 1996

                                                  NOTE: Signature(s) should
                                                  agree with name(s) printed
                                                  herein. When signing as
                                                  attorney, executor,
                                                  administrator, trustee or
                                                  guardian, please give your
                                                  full title as such. If a
                                                  corporation, please sign in
                                                  full corporate name by
                                                  president or other authorized
                                                  officer. If a partnership,
                                                  please sign in partnership
                                                  name by authorized person.


                                                  -----------------------
                                                        Signature(s)

VOTE THIS PROXY CARD TODAY! YOUR PROMPT RESPONSE WILL SAVE YOUR FUND THE EXPENSE OF ADDITIONAL MAILINGS.


THIS PROXY SHALL BE VOTED IN FAVOR OF (FOR) PROPOSAL 3 AND FOR THE NOMINEES IN PROPOSAL 1 IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, SAID PROXY OR PROXIES SHALL VOTE IN ACCORDANCE WITH THEIR BEST JUDGEMENT. Please vote by filling in the appropriate boxes below, as shown, using blue or black ink or dark pencil. Do not use red ink.

     (1) To elect sixteen Trustees to hold office until their respective successors have been duly elected and qualified.

               Dennis S. Aronowitz                        William F. Glavin
               Edward J. Boudreau, Jr.                    Bayard Henry
               Richard P. Chapman, Jr.                    Anne C. Hodsdon
               William J. Cosgrove                        Dr. John A. Moore
               Douglas M. Costle                          Patti McGill Peterson
               Leland O. Erdahl                           John W. Pratt
               Richard A. Farrell                         Richard S. Scipione
               Gail D. Fosler                             Edward J. Spellman

YOU MAY WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE BY LINING THROUGH OR OTHERWISE STRIKING OUT THE NAME OF ANY NOMINEE.

     (2) Proposal 2 as set forth in the Proxy Statement is not applicable to your Fund.

     (3) To approve an Agreement and Plan of Reorganization for the Fund which will reorganize the Fund as a series of John Hancock Capital Series.

                        ----                   ----                   ----
               FOR     |____|     AGAINST     |____|     ABSTAIN     |____|

     (4) Proposal 4 as set forth in the Proxy Statement is not applicable to your Fund.

     (5) Proposal 5 as set forth in the Proxy Statement is not applicable to your Fund.

     (6) Proposal 6 as set forth in the Proxy Statement is not applicable to your Fund.


PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.

                           JOHN HANCOCK UTILITIES FUND

               SPECIAL MEETING OF THE SHAREHOLDERS - JUNE 26, 1996
                   PROXY SOLICITATION BY THE BOARD OF TRUSTEES


         The undersigned, revoking previous proxies, hereby appoint(s) Edward J. Boudreau, Jr., Susan S. Newton and James B. Little, with full power of substitution in each, to vote all the shares of beneficial interest of the above-referenced Fund which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held at 101 Huntington Avenue, Boston, Massachusetts, on June 26, 1996 at 9:00 a.m., Boston time, and at any adjournment of the Meeting. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement dated May 17, 1996 is hereby acknowledged. If not revoked, this proxy shall be voted:

                                                  PLEASE SIGN, DATE AND RETURN
                                                  PROMPTLY IN ENCLOSED ENVELOPE



                                                  Date __________________, 1996

                                                  NOTE: Signature(s) should
                                                  agree with name(s) printed
                                                  herein. When signing as
                                                  attorney, executor,
                                                  administrator, trustee or
                                                  guardian, please give your
                                                  full title as such. If a
                                                  corporation, please sign in
                                                  full corporate name by
                                                  president or other authorized
                                                  officer. If a partnership,
                                                  please sign in partnership
                                                  name by authorized person.


                                                  -----------------------
                                                        Signature(s)

VOTE THIS PROXY CARD TODAY! YOUR PROMPT RESPONSE WILL SAVE YOUR FUND THE EXPENSE OF ADDITIONAL MAILINGS.


THIS PROXY SHALL BE VOTED IN FAVOR OF (FOR) PROPOSAL 3 AND FOR THE NOMINEES IN PROPOSAL 1 IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, SAID PROXY OR PROXIES SHALL VOTE IN ACCORDANCE WITH THEIR BEST JUDGEMENT. Please vote by filling in the appropriate boxes below, as shown, using blue or black ink or dark pencil. Do not use red ink.

     (1) To elect sixteen Trustees to hold office until their respective successors have been duly elected and qualified.

               Dennis S. Aronowitz                   William F. Glavin
               Edward J. Boudreau, Jr.               Bayard Henry
               Richard P. Chapman, Jr.               Anne C. Hodsdon
               William J. Cosgrove                   Dr. John A. Moore
               Douglas M. Costle                     Patti McGill Peterson
               Leland O. Erdahl                      John W. Pratt
               Richard A. Farrell                    Richard S. Scipione
               Gail D. Fosler                        Edward J. Spellman

YOU MAY WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE BY LINING THROUGH OR OTHERWISE STRIKING OUT THE NAME OF ANY NOMINEE.

     (2) Proposal 2 as set forth in the Proxy Statement is not applicable to your Fund.

     (3) To approve an Agreement and Plan of Reorganization for the Fund which will reorganize the Fund as a series of John Hancock Capital Series.

                        ----                   ----                   ----
               FOR     |____|     AGAINST     |____|     ABSTAIN     |____|

     (4) Proposal 4 as set forth in the Proxy Statement is not applicable to your Fund.

     (5) Proposal 5 as set forth in the Proxy Statement is not applicable to your Fund.

     (6) Proposal 6 as set forth in the Proxy Statement is not applicable to your Fund.

PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.